UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08673
DREYFUS INVESTMENT PORTFOLIOS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
21	Statement of Financial Futures
21	Statement of Options Written
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,

Core Bond Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Kent Wosepka.

The first half of 2005 proved to be an unusual time for fixed-income securities. Contrary to historical norms, yields of longer-term U.S. government securities fell — and their prices rose — even as the Federal Reserve Board attempted to forestall inflationary pressures by raising short-term interest rates.Signs of potential economic weakness,a strengthening U.S. dollar and robust investor demand appear to have fueled the rally in the more interest-rate-sensitive parts of the market. Conversely, prices in the corporate bond market declined despite an expanding economy, improved balance sheets and persistently low default rates.

In our view, these factors may have created new opportunities and challenges for fixed-income investors. Our economists currently expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for market conditions that could affect the various sectors of the U.S. bond market in different ways. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Kent Wosepka, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2005, the portfolio’s Initial shares achieved a total return of 1.64%, and its Service shares achieved a total return of 1.73% .1 The portfolio produced aggregate income dividends of $0.210 per share and $0.202 per share for its Initial and Service shares, respectively. In comparison, the Lehman Brothers U.S. Aggregate Index (the “Index”), the portfolio’s benchmark index, produced a total return of 2.51% for the same period. 2

The U.S. bond market remained surprisingly resilient over the first half of 2005, despite rising short-term interest rates, surging energy prices and disappointing financial results from major automobile manufacturers.The portfolio’s returns were modestly lower than the Index, primarily due to a disappointing yield curve strategy very early in the reporting period. In addition, the portfolio’s relatively short duration — a measure of sensitivity to changing interest rates — prevented it from participating more fully in market rallies that occurred during the reporting period.

Note to shareholders: On January 31, 2005, Kent Wosepka and Marc Seidner became the fund’s primary and secondary portfolio managers, respectively. Each manages the portfolio under a dual-employee relationship with Dreyfus, using the proprietary investment processes of Standish Mellon Asset Management, LLC (Standish) — an affiliate of Dreyfus. Mr.Wosepka also is a Senior Portfolio Manager for Active Core Strategies with Standish. Mr. Seidner also is the Director of Active Core Strategies, responsible for the development, implementation and execution of investment strategy for all fixed-income portfolios,with Standish.

What is the portfolio’s investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income.The portfolio invests at least 80% of its assets in bonds, including U.S. government bonds and notes, corporate bonds, convertible securities, asset-backed securities, mortgage-related

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

securities, and foreign bonds.The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high-yield securities.

Typically, the portfolio can be expected to have an average effective maturity of between five and 10 years and an average effective duration between 3.5 and six years. While the portfolio’s duration and maturity usually will stay within these ranges, if the maturity or duration of the Index moves outside these ranges, so may the portfolio’s.

What other factors affected the portfolio’s performance?

Contrary to historical trends, longer-term U.S. government securities gained value over the reporting period despite four consecutive increases in short-term interest rates from the Federal Reserve Board (the “Fed”). The Fed raised the overnight federal funds rate by 100 basis points to 3.25% .Yet, yields of 10-year Treasury bonds fell by 57 basis points from 4.48% at the start of the year to 3.91% by the end of June. As a result, differences between short-term rates and long-term yields narrowed well beyond historical norms.

Corporate bonds also rallied early in the reporting period. In March, however, corporate bond prices declined sharply after earnings from General Motors and Ford Motor Company fell short of analysts’ expectations. As a result, some of the major rating agencies downgraded these major carmakers’ credit ratings, and General Motors joined the ranks of high-yield issuers. Although corporate bonds subsequently rebounded, it was not enough to fully offset earlier losses.

In this unusual market environment, we adopted a “barbell” yield curve strategy that emphasized holdings at the short and long ends of the portfolio’s maturity range and underweighted the intermediate-term portion. This positioning helped the portfolio participate more fully in the gains of longer-term bonds. In addition, we reduced the portfolio’s exposure to corporate bonds early in the reporting period as they became more fully valued, and we tended to emphasize relatively short-term corporate securities. Consequently, the portfolio was less exposed to the corporate sector’s weakness when it sold off in March and April. Finally, the portfolio’s holdings of Treasury Inflation

4

Protected Securities (“TIPS”) and non-dollar denominated foreign securities produced relatively attractive results.

On the other hand, the portfolio began the reporting period with lagging performance due to the previous management team’s yield curve strategy, which was positioned for wider yield differences along the maturity spectrum. Although relative performance subsequently improved, the portfolios’ relatively short average duration limited its sensitivity to falling bond yields. In addition, because we believed they were selling at relatively high valuations, the portfolio maintained relatively light exposure to mortgage-backed securities, which fared well.

What is the portfolio’s current strategy?

We recently have moved away from a “barbell” yield-curve strategy toward one that more closely approximates that of the Index. However, because we expect the Fed to continue raising short-term interest rates, we have maintained the portfolio’s relatively short average duration.We also have reduced the portfolio’s exposure to TIPS, which have become more fully valued. Conversely, we have found a number of attractive opportunities among foreign bonds. In our judgment, these strategies position the portfolio for the next phase of the economic cycle.

July 15, 2005
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Bond Portfolio
may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement that is in effect through December 31, 2005. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Bond Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.65	$ 4.00
Ending value (after expenses)	$1,016.40	$1,017.30

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.66	$ 4.01
Ending value (after expenses)	$1,021.17	$1,020.83

† Expenses are equal to the portfolio’s annualized expense ratio of .73% for Initial shares and .80% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

June 30, 2005 (Unaudited)

	Principal
Bonds and Notes—104.5%	Amount [a]		Value ($)

Agricultural—.3%
Altria,
Debs., 7.75%, 2027	160,000		192,681
Airlines—.0%
US Airways,
Enhanced Equipment Notes, Ser. C, 8.93%, 2009	42,614	[b,c]	4
Asset-Backed Ctfs./Automobile Receivables—.8%
Ford Credit Auto Owner Trust:
Ser. 2004-A, Cl. C, 4.19%, 2009	160,000		159,636
Ser. 2005-B, Cl. B, 4.64%, 2010	185,000		186,894
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B, 4.57%, 2012	250,000		253,020
			599,550
Asset-Backed Ctfs./Credit Cards—1.0%
Capital One Multi-Asset Execution Trust,
Ser. 2004—C1, Cl. C1, 3.4%, 2009	160,000		158,221
MBNA Credit Card Master Note Trust,
Ser. 2002-C1, Cl. C1, 6.8%, 2014	525,000		586,280
			744,501
Asset-Backed Ctfs./Home Equity Loans—12.3%
Accredited Mortgage Loan Trust,
Ser. 2005-1, Cl. A2A, 3.41438%, 2035	288,405	[d]	288,635
Ser. 2005-2, Cl. A2A, 3.41438%, 2035	255,176	[d]	255,259
ACE Securities,
Ser. 2005HE1, Cl. A2A, 3.43438%, 2035	185,787	[d]	185,915
Bayview Financial Acquisition Trust,
Ser. 2005-B, Cl.1A6, 5.208%, 2039	235,000		237,791
Bear Stearns Asset Backed Securities:
Ser. 2005-HE2, Cl. 1A1, 3.42438%, 2035	210,522	[d]	210,697
Ser. 2005-HE3, Cl. 1A1, 3.39438%, 2035	161,480	[d]	161,604
Ser. 2005-HE4, Cl. 1A1, 3.41438%, 2035	205,448	[d]	205,591
Ser. 2005-TC1, Cl. A1, 3.42438%, 2035	203,903	[d]	203,899
Carrington Mortgage Loan Trust,
Ser. 2005-OPT2, Cl. A1A, 3.40438%, 2035	202,444	[d]	202,440
Citigroup Mortgage Loan Trust:
Ser. 2005-HE1, Cl. A3A, 3.40438%, 2035	215,370	[d]	215,383
Ser. 2005-OPT3, Cl. A1A, 3.30625%, 2035	315,000	[d]	315,000
Conseco Finance Securitization,
Ser. 2000-E, Cl. A5, 8.02%, 2031	99,856		100,084

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Asset-Backed Ctfs./Home Equity Loans (continued)
Countrywide Asset-Backed Ctfs:
Ser. 2004-14, Cl. A1, 3.45438%, 2035	258,868	[d]	258,935
Ser. 2005-2, Cl. 2A1, 3.40438%, 2035	210,091	[d]	210,102
Fremont Home Loan Trust,
Ser. 2005-1, Cl. 2A1, 3.41438%, 2035	198,001	[d]	198,242
Home Equity Asset Trust,
Ser. 2005-5 Cl. 2A1, 3.51%, 2035	400,000	[d]	400,000
Mastr Asset Backed Securities Trust,
Ser. 2005-WMC1, Cl. A3, 3.41438%, 2035	195,132	[d]	195,143
Merrill Lynch Mortgage Investors,
Ser. 2005-WMC2, Cl. A2A, 3.40438%, 2036	140,764	[d]	140,761
Morgan Stanley ABS Capital I:
Ser. 2005-NC2, Cl. A3A, 3.39438%, 2035	649,256	[d]	649,650
Ser. 2005-WMC2, Cl. A2A, 3.39438%, 2035	343,391	[d]	343,600
Ser. 2005-WMC3 Cl. A2A, 3.40438%, 2035	209,509	[d]	209,526
Morgan Stanley Home Equity Loans,
Ser. 2005-2, Cl. A2A, 3.40438%, 2035	313,181	[d]	312,934
Park Place Securities:
Ser. 2005-WHQ1, Cl. A3A, 3.42438% 2035	452,358	[d]	452,841
Ser. 2005-WHQ2, Cl. A2A, 3.41438%, 2035	350,440	[d]	350,682
Residential Asset Mortgage Products:
Ser. 2004-RS12, Cl. AI6, 4.547%, 2034	180,000		180,183
Ser. 2004-RS12, Cl.AII1, 3.44438%, 2027	556,336	[d]	556,934
Ser. 2005-RS2, Cl. AII1, 3.42438%, 2035	280,337	[d]	280,607
Ser. 2005-RS2, Cl. M2, 3.79438%, 2035	210,000	[d]	211,419
Ser, 2005-RS2, Cl, M3, 3.86438%, 2035	70,000	[d]	70,237
Ser. 2005-RS3, Cl. AIA1, 3.41438%, 2035	297,911	[d]	298,140
Ser. 2005-RZ1, Cl. A1, 3.41438%, 2034	185,804	[d]	185,932
Residential Asset Securities,
Ser. 2005-EMX1, Cl. AI1, 3.41438%, 2035	190,680	[d]	190,825
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2, 4.15%, 2035	820,000		814,481
Specialty Underwriting & Residential Finance:
Ser. 2005-BC1, Cl. A1A, 3.42438%, 2035	181,165	[d]	181,289
Ser. 2005-BC2, Cl. A2A, 3.41438%, 2035	187,700	[d]	187,814
			9,462,575
Asset-Backed Ctfs./Manufactured Housing—.5%
Green Tree Financial,
Ser. 1994-7, Cl. M1, 9.25%, 2020	355,000		380,713

8

		Principal
Bonds and Notes (continued)		Amount [a]		Value ($)

Auto Manufactering—.4%
DaimlerChrysler,
Notes, 4.875%, 2010		110,000		109,613
General Motors,
Debs, 8.375%, 2033	EUR	165,000 [e]		164,952
				274,565
Banking—3.3%
Chevy Chase Bank FSB,
Sub. Notes, 6.875%, 2013		90,000		93,375
Chuo Mitsui Trust & Banking,
Sub. Notes, 5.506%, 2049		300,000	[f]	295,277
Credit Suisse First Boston,
Sub, Notes, 7.75%, 2006		250,000	[f]	258,007
Crestar Capital Trust I,
Captial Securities, 8.16%, 2026		340,000		369,725
Dresdner Bank,
Notes, 3.2%, 2005		380,000	[d]	379,465
Hibernia,
Sub. Notes, 5.35%, 2014		165,000		169,617
Industrial Bank Of Korea,
Sub. Notes, 4%, 2014		110,000	[f]	107,027
Washington Mutual,
Notes, 2.4%, 2005		270,000		268,744
Zions Bancorporation:
Sr. Notes, 2.7%, 2006		380,000		376,165
Sub. Notes, 6%, 2015		185,000		202,105
				2,519,507
Building & Construction—.5%
DR Horton,
Sr. Notes, 5.875%, 2013		180,000		182,163
Schuler Homes,
Sr. Notes, 10.5%, 2011		170,000		188,275
				370,438
Chemicals—1.5%
ICI Wilmington,
Notes, 5.625%, 2013		145,000		150,694
International Flavors & Fragrance,
Notes, 6.45%, 2006		400,000		407,315

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Chemicals (continued)
Lubrizol,
Debs., 6.5%, 2034	185,000		204,932
RPM International:
Bonds, 6.25%, 2013	180,000		189,695
Sr. Notes, 4.45%, 2009	220,000		216,916
			1,169,552
Commercial Mortgage Pass-Through Ctfs.—1.3%
Bear Stearns Commercial Mortgage Securities:
Ser. 2003-T12, Cl. A3, 4.24%, 2039	240,000		238,606
Ser. 2005-T18, Cl. A2, 4.556%, 2042	185,000		186,944
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A, 6.127%, 2017	190,000	[f]	207,992
Crown Castle Towers,
Ser. 2005-1A, Cl. D, 5.612%, 2035	170,000	[f]	170,684
DLJ Commercial Mortgage,
Ser. 1998-CF2, Cl. A1B, 6.24%, 2031	150,000		159,014
			963,240
Commercial & Professional Services—.8%
Aramark Services,
Sr. Notes, 6.375%, 2008	250,000		262,140
Deluxe,
Notes, Ser. B, 3.5%, 2007	165,000		161,348
Erac USA Finance,
Notes, 7.95%, 2009	100,000	[f]	113,295
RR Donnelley & Sons,
Notes, 5%, 2006	105,000		105,921
			642,704
Diversified Financial Services—8.7%
Amvescap,
Sr. Notes, 5.9%, 2007	135,000		138,607
Capital One Bank,
Sub. Notes, 6.5%, 2013	165,000		181,823
Countrywide Home Loans:
Notes, 4.125%, 2009	190,000		187,669
Notes, Ser. J, 5.5%, 2006	145,000		147,217
Notes, Ser. L, 2.875%, 2007	400,000		391,804
Fondo LatinoAmericano De Reservas,
Notes, 3%, 2006	440,000	[f]	436,210

10

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Diversified Financial Services (continued)
Ford Motor Credit:
Notes, 4.30813%, 2007	275,000 [d]	265,913
Notes, 4.38938%, 2007	160,000 [d]	156,699
Notes, 5.625%, 2008	200,000	190,733
Notes, 6.5%, 2007	520,000	523,924
GMAC:
Notes, 4.05%, 2007	690,000 [d]	675,202
Notes, 4.1%, 2007	210,000 [d]	202,761
Notes, 6.125%, 2006	225,000	225,225
Glencore Funding,
Notes, 6%, 2014	380,000 [f]	364,990
HSBC Finance,
Notes, 5.75%, 2007	235,000	241,128
Jefferies,
Sr. Notes, 7.75%, 2012	100,000	114,852
Lehman Brothers,
Notes, 8.5%, 2007	255,000	274,665
MBNA,
Sr. Notes, 5%, 2010	315,000 [e]	324,572
MBNA Capital,
Captial Securities, Ser. A, 8.278%, 2026	115,000	124,384
Pemex Finance,
Bonds, 9.69%, 2009	425,000	467,511
Residential Capital:
Notes, 4.835%, 2007	455,000 [d,f]	455,428
Notes, 6.375%, 2010	375,000 [f]	377,202
Textron Financial,
Notes, 2.75%, 2006	230,000	227,817
		6,696,336
Diversified Metals & Mining—.3%
International Steel,
Sr. Notes, 6.5%, 2014	160,000	154,400
Ispat Inland,
Secured Notes, 9.75%, 2014	50,000	58,500
		212,900
Electric Utilities—3.0%
Ameren,
Bonds, 4.263%, 2007	305,000	305,392

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Electric Utilities (continued)
FPL Energy National Wind,
Sr. Secured Notes, 5.608%, 2024	100,000	[f]	102,336
FirstEnergy,
Notes, Ser. B, 6.45%, 2011	175,000		191,461
Northern States Power,
First Mortgage, 2.875%, 2006	190,000		187,800
Pacific Gas & Electric,
First Mortgage, 4.8%, 2014	301,000		302,273
Public Service Co. of Colorado,
First Collateral Trust Bonds, Ser. 12, 4.875%, 2013	403,000		412,172
Sierra Pacific Power,
Mortgage Notes, 6.25%, 2012	100,000		103,250
TECO Energy,
Sr. Notes, 6.75%, 2015	25,000	[f]	26,625
TXU:
Notes, 4.8%, 2009	305,000	[f]	300,965
Notes, 5.55%, 2014	205,000	[f]	199,845
Sr. Notes, Ser. J, 6.375%, 2006	185,000		189,056
			2,321,175
Entertainment—.9%
Carnival,
Notes, 7.3%, 2007	175,000		184,353
GTECH,
Notes, 4.75%, 2010	384,000		382,616
Mohegan Tribal Gaming Authority,
Sr. Notes, 6.125%, 2013	125,000	[f]	126,875
			693,844
Environmental Control—.4%
Waste Management:
Sr. Notes, 6.5%, 2008	130,000		138,196
Sr. Notes, 7%, 2028	125,000		145,424
			283,620
Food & Beverages—.8%
Kraft Foods,
Notes, 4.625%, 2006	375,000		377,568
Safeway,
Notes, 4.125%, 2008	130,000		128,227

12

		Principal
Bonds and Notes (continued)		Amount [a]	Value ($)

Food & Beverages (continued)
Stater Brothers,
Sr. Notes, 8.125%, 2012		135,000	132,300
			638,095
Foreign/Governmental—8.2%
Argentina Bonos,
Bonds, 3.01%, 2012		840,000 [d]	764,541
Australia Government,
Bonds, Ser. 121, 5.25%, 2010	AUD	1,800,000	1,377,535
Banco Nacional de Desenvolvimento
Economico e Social,
Notes, 5.822%, 2008		385,000 [d]	390,859
Deutsche Bundesrepublik:
Bonds, Ser. 03, 4.5%, 2013	EUR	250,000	335,646
Bonds, Ser. 03, 4.75%, 2034	EUR	530,000	765,326
Bonds, Ser. 98, 4.125%, 2008	EUR	885,000	1,130,561
Russian Federation:
Bonds, 10%, 2007		685,000 [f]	758,638
Bonds, 12.75%, 2028		230,000	416,649
United Mexican States
Notes, 6.625%, 2015		300,000 [e]	330,900
			6,270,655
Gaming & Lodging—.2%
MGM Mirage,
Sr. Notes, 6%, 2009		135,000	136,350
Health Care—1.2%
HCA,
Notes, 5.5%, 2009		245,000	246,951
Medco Health Solutions,
Sr. Notes, 7.25%, 2013		368,000	414,902
UnitedHealth:
Sr. Notes, 5.2%, 2007		120,000	121,975
Sr. Notes, 7.5%, 2005		145,000	146,652
			930,480
Manufacturing—1.2%
Bombardier:
Notes, 6.3%, 2014		220,000 [e,f]	200,200
Notes, 7.45%, 2034		235,000 [f]	200,925

The Portfolio 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Manufacturing (continued)
Sony Capital,
Notes, 4.95%, 2006	185,000 [f]	186,732
Tyco International,
Notes, 6.375%, 2011	320,000	351,915
		939,772
Media—1.8%
Clear Channel Communications:
Notes, 4.25%, 2009	180,000	173,612
Notes, 4.5%, 2010	215,000	206,263
Liberty Media,
Notes, 3.5%, 2006	330,000	325,650
Media General,
Notes, 6.95%, 2006	70,000	71,993
Reed Elsevier Capital,
Bonds, 6.125%, 2006	375,000	380,938
Univision Communications,
Sr. Notes, 2.875%, 2006	200,000	196,190
		1,354,646
Oil & Gas—1.7%
Amerada Hess,
Notes, 6.65%, 2011	175,000	192,817
Colorado Interstate Gas,
Sr. Notes, 5.95%, 2015	100,000 [f]	99,088
Enterprise Products Operating,
Sr. Notes, Ser. B, 4.625%, 2009	380,000	378,664
Kerr-McGee,
Notes, 6.95%, 2024	185,000	192,081
Pemex Project Funding Master Trust,
Notes, 7.375%, 2014	285,000	320,340
Sempra Energy,
Sr. Notes, 4.621%, 2007	130,000	130,672
		1,313,662
Packaging & Containers—.2%
Sealed Air,
Bonds, 6.875%, 2033	170,000 [f]	188,939
Paper & Forest Products—1.7%
Celulosa Arauco y Constitucion,
Notes, 5.625%, 2015	180,000 [f]	184,214

14

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Paper & Forest Products (continued)
Georgia-Pacific:
Sr. Notes, 8%, 2014	165,000	190,575
Sr. Notes, 8.875%, 2010	175,000	199,500
Sappi Papier,
Notes, 6.75%, 2012	315,000 [f]	337,097
Temple-Inland,
Notes, 5.003%, 2007	390,000	393,724
		1,305,110
Pipelines—.9%
Plains All American Pipeline/Finance:
Sr. Notes, 5.625%, 2013	375,000	389,006
Sr. Notes, 5.875%, 2016	250,000	263,548
		652,554
Property-Casualty Insurance—1.2%
Ace Capital Trust II,
Bonds, 9.7%, 2030	210,000	290,641
American International,
Notes, Ser. F, 2.85%, 2005	195,000	194,327
Cincinnati Financial,
Sr. Notes, 6.125%, 2034	180,000	198,374
North Front Pass-Through Trust,
Notes, 5.81%, 2024	250,000 [f]	258,073
		941,415
Real Estate Investment Trusts—2.4%
Archstone-Smith Operating Trust:
Notes, 3%, 2008	140,000	134,661
Notes, 5.25%, 2015	60,000	61,359
Arden Realty,
Notes, 5.25%, 2015	165,000	166,417
Boston Properties,
Sr. Notes, 6.25%, 2013	90,000	98,211
Duke Realty:
Notes, 4.625%, 2013	140,000	138,324
Sr. Notes, 5.25%, 2010	230,000	236,770
EOP Operating:
Bonds, 7.875%, 2031	135,000	170,557
Sr. Notes, 7%, 2011	75,000	83,268

The Portfolio 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Real Estate Investment Trusts (continued)
ERP Operating,
Notes, 4.75%, 2009	75,000		75,740
Healthcare Realty Trust,
Sr. Notes, 5.125%, 2014	360,000		356,535
Mack-Cali Realty,
Notes, 5.05%, 2010	190,000		192,568
Simon Property,
Notes, 4.6%, 2010	160,000	[f]	160,264
			1,874,674
Residential Mortgage Pass-Through Ctfs.—4.5%
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5, 5.01%, 2035	205,000		206,791
Countrywide Alternative Loan Trust,
Ser. 2005-J4, Cl. A1B, 3.43438%, 2035	391,265	[d]	391,265
First Horizon Alternative Mortgage Securities I,
Ser. 2004-FA1, Cl. A1, 6.25%, 2034	1,321,610		1,362,339
JP Morgan Mortgage Trust,
Ser. 2005-A1, Cl. A1, 4.483996%, 2035	122,263	[d]	120,674
Nomura Asset Acceptance:
Ser. 2005-AP2, Cl. A5, 4.976%, 2035	225,000		228,973
Ser. 2005-WF1, Cl. 2A5, 5.159%, 2035	170,000		172,676
Structured Adjustable Rate Mortgage Loan Trust,
Ser. 2005-8XS, Cl. A1, 3.41438%, 2035	512,423	[d]	512,423
Washington Mutual,
Ser. 2005-AR4, Cl. A4B, 4.68%, 2035	450,000	[d]	450,633
			3,445,774
Retail—.2%
May Department Stores:
Notes, 3.95%, 2007	70,000		69,550
Notes, 5.95%, 2008	100,000		104,509
			174,059
State Government—1.8%
New Jersey Tobacco Settlement Financing:
Bonds, 5.75%, 2032	180,000		187,274
Bonds, 6.125%, 2042	1,120,000		1,178,845
			1,366,119

16

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Structured Index—1.6%
AB Svensk Exportkredit,
GSNE-ER Indexed Notes, 0%, 2007	1,315,000	[f,g]	1,227,552
Technology—.5%
Freescale Semiconductor,
Sr. Notes, 6.875%, 2011	100,000		106,500
Hewlett-Packard,
Notes, 5.75%, 2006	255,000		261,024
			367,524
Telecommunications—4.5%
Alltel:
Debs., 6.75%, 2005	145,000		145,811
Notes, 4.656%, 2007	225,000		226,865
BellSouth,
Notes, 4.258%, 2006	375,000	[f]	375,992
British Telecommunications,
Notes, 7.875%, 2005	180,000		183,160
Deutsche Telekom International Finance,
Bonds, 8.75%, 2030	430,000		584,019
France Telecom:
Notes, 7.2%, 2006	375,000		383,276
Sr. Notes, 7.75%, 2011	160,000		185,892
Nextel Communications,
Sr. Notes, 5.95%, 2014	255,000		266,156
Qwest:
Bank Note, Ser. A, 6.5%, 2007	167,200	[d]	172,216
Bank Note, Ser. B, 6.95%, 2010	249,000	[d]	246,510
Sr. Notes, 7.875%, 2011	90,000	[f]	94,275
SBC Communications,
Notes, 5.625%, 2016	125,000		132,069
Sprint Capital:
Notes, 8.75%, 2032	140,000		195,364
Sr. Notes, 6.125%, 2008	260,000		274,117
			3,465,722
U.S. Government—5.6%
U.S. Treasury Bonds,
6.25%, 5/15/2030	150,000		195,428

The Portfolio 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

U.S. Government (continued)
U.S. Treasury Inflation Protected Securities,
3%, 7/15/2012	1,395,870 [h]	1,536,343
U.S. Treasury Notes:
2.75%, 8/15/2007	1,245,000	1,222,436
2.875%, 11/30/2006	1,285,000	1,272,302
4.25%, 8/15/2013	85,000	87,151
		4,313,660
U.S. Government Agencies/Mortgage-Backed—28.3%
Federal Home Loan Mortgage Corp.:
Ser. 2586, Cl. WE, 4%, 12/15/2032	282,341	273,851
(Interest Only Obligations),
Ser. 2752, Cl. GM, 5%, 3/15/2026	3,000,000 [i]	529,475
Federal National Mortgage Association:
4.5%	3,050,000 [j]	3,036,641
5%	7,635,000 [j]	7,678,939
5%, 9/1/2017	150,160	152,066
5.5%	3,795,000 [j]	3,866,396
5.5%, 8/1/2034-5/1/2035	2,155,609	2,187,062
6%	750,000 [j]	775,547
Government National Mortgage Association I:
5.5%, 3/15/2033	195,128	199,551
Ser. 2003-88, Cl. AC, 2.9141%, 6/16/2018	89,826	87,240
Ser. 2004-9, Cl. A, 3.36%, 8/16/2022	103,752	101,156
Ser. 2004-25, Cl. AC, 3.377%, 1/16/2023	290,000	283,163
Ser. 2004-43, Cl. A, 2.822%, 12/16/2019	296,694	287,251
Ser. 2004-50, Cl. A, 4.28%, 8/16/2040	175,000	174,125
Ser. 2004-51, Cl. A, 4.145%, 2/16/2018	71,395	71,120
Ser. 2004-57, Cl. A, 3.022%, 1/16/2019	153,014	148,908
Ser. 2004-77, Cl. A, 3.402%, 3/16/2020	240,125	235,043
Ser. 2005-29, Cl. A, 4.016%, 7/16/2027	289,329	286,277
Ser. 2005-32, Cl. B, 4.385%, 8/16/2030	475,000	475,176
Ser. 2005-34, Cl. A, 3.956%, 9/16/2021	249,188	247,191
Ser. 2005-42, Cl. A, 4.045%, 7/16/2020	250,000	249,075
Government National Mortgage Association II:
3.5%, 7/20/2030	33,416	33,735
6.5%, 7/20/2031-9/20/2031	251,786	262,250
7%, 7/20/2031	18,037	19,023
7.5%, 5/20/2031-8/20/2031	62,580	66,764
		21,727,025
Total Bonds and Notes
(cost $79,923,110)		80,161,692

18

Preferred Stocks—.1%	Shares	Value ($)

Banking;
Sovereign Capital Trust IV,
Cum. Conv., $2.18754
(cost $95,138 )	2,150	95,138

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
Dow Jones CDX.NA.IG.4
September 2005 @ .575	1,750,000	2,625
U.S. Treasury Notes, 4%, 2/15/2015
August 2005 @ 98.453125	1,510,000	30,109
U.S. Treasury Notes, 4.125%, 2/15/2015
August 2005 @ 101.328125	1,490,000	14,796
U.S. Treasury Notes, 3.875%, 6/17/2015
July 2005 @ 100.328125	3,810,000	48,220
		95,750
Put Options—.0%
U.S. Treasury Notes, 4.125%, 2/15/2015
August 2005 @ 101.328125	3,810,000	13,097
Total Options
(cost $105,024)		108,847

Other Investments—4.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,470,000 )	3,470,000 [k]	3,470,000

	Principal
Short-Term Investments—12.3%	Amount [a]	Value ($)

U.S. Government Agencies—12.2%
Federal National Mortgage Association,
3.07%, 7/14/2005	9,325,000	9,314,965
U.S. Treasury Bills—.1%
2.97%, 9/8/2005	100,000 [l]	99,427
Total Short Term Investments
(cost $9,414,408)		9,414,392

The Portfolio 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $1,068,170)	1,068,170 [k]	1,068,170

Total Investments (cost $94,075,850)	122.9%	94,318,239
Liabilities, Less Cash and Receivables	(22.9%)	(17,582,492)
Net Assets	100.0%	76,735,747

[a] Principal amount stated in U.S. Dollars unless otherwised noted.
AUD—Austrialian Dollars
EUR—Euro
[b] Non-income producting—security in default
[c] The value of this security has been determined in good faith under the direction of the Board of Trustees.
[d] Variable rate security—interest rate subject to periodic change.
[e] All or a portion of these securities are on loan. At June 30, 2005, the total market value of the portfolio’s securities on loan is $1,018,623 and the total market value of the collateral held by the portfolio is $1,068,170.
[f] Securities exempt from registration under rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $7,814,747 or 10.2% of net assets.
[g] Security linked to Goldman Sachs Commodity Index—Excess Return.
[h] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[i] Notional face amount shown.
[j] Purchased on a forward commitment basis.
[k] Investments in affiliated money market mutual funds.
[l] Held by a broker as collateral for open financial futures positions.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Corporate Bonds	38.6	State Government	1.8
U.S. Government & Agencies	33.9	Structured Index	1.6
Asset/Mortgage Backed	20.4	Preferred Stocks	.1
Short Term/		Futures/Options/Forward Currency
Money Market Investments	18.2	Exchange Contracts/Swaps	.2
Foreign/Governmental	8.2		123.0

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF FINANCIAL FUTURES

June 30, 2005 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2005 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	18	3,738,375	September 2005	563
U.S. Treasury 5 Year Notes	45	4,900,078	September 2005	7,698
Financial Futures Short
U.S. Treasury 10 Year Notes	28	3,177,125	September 2005	(10,313)
				(2,052)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
June 30, 2005 (Unaudited)

			Face Amount
			Covered by
			Contracts ($)	Value ($)

Call Options:
Dow Jones CDX.NA.IG.4
September 2005 @ .52			3,500,000	2,800
U.S. Treasury Notes, 4%, 2/15/2015
August 2005 @ 100			3,020,000	27,240
U.S. Treasury Notes, 4.125%, 5/15/2015
August 2005 @ 102.859375			2,980,000	12,755
(Premuims received $42,555)				42,795

See notes to financial statements.

The Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $1,018,623)—Note 1(c):
Unaffiliated issuers	89,537,680	89,780,069
Affiliated issuers	4,538,170	4,538,170
Cash denominated in foreign currencies	26	25
Receivable for investment securities sold		2,469,085
Dividends and interest receivable		642,321
Unrealized appreciation on forward currency exchange contracts—Note 4		6,761
Unrealized appreciation on swap contracts—Note 4		2,842
Receivable for futures variation margin—Note 4		1,344
Prepaid expenses		1,810
		97,442,427

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		48,680
Cash overdraft due to Custodian		54,077
Payable for investment securities purchased		19,450,676
Liability for securities on loan—Note 1(c)		1,068,170
Outstanding options written, at value (premiums received $42,555)
—See Statement of Options Written		42,795
Unrealized depreciation on swap contracts—Note 4		26,130
Accrued expenses		16,152
		20,706,680

Net Assets ($)		76,735,747

Composition of Net Assets ($):
Paid-in capital		75,830,989
Accumulated undistributed investment income—net		175,924
Accumulated net realized gain (loss) on investments		510,078
Accumulated net unrealized appreciation (depreciation) on investments foreign currency transactions, options transactions and swap transactions
[including ($2,052) net unrealized depreciation on financial futures]		218,756

Net Assets ($)		76,735,747

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	25,607,542	51,128,205
Shares Outstanding	1,966,501	3,927,671

Net Asset Value Per Share ($)	13.02	13.02

See notes to financial statements. 22

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Interest	1,475,615
Dividends:
Unaffiliated issuers	1,176
Affiliated issuers	96,411
Income from securities lending	3,945
Total Income	1,577,147
Expenses:
Investment advisory fee—Note 3(a)	230,245
Distribution fees—Note 3(b)	63,952
Custodian fees—Note 3(b)	20,653
Professional fees	15,433
Prospectus and shareholders’ reports	4,197
Trustees’ fees and expenses—Note 3(c)	1,253
Shareholder servicing costs—Note 3(b)	869
Interest expense—Note 2	61
Miscellaneous	7,251
Total Expenses	343,914
Less—waiver of fees due to
undertaking—Note 3(a)	(45,980)
Net Expenses	297,934
Investment Income—Net	1,279,213

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	974,738
Short sale transactions	20
Net realized gain (loss) on options transactions	12,368
Net realized gain (loss) on financial futures	(89,383)
Net realized gain (loss) on swap transactions	(816)
Net realized gain (loss) on forward currency exchange contracts	134,923
Net Realized Gain (Loss)	1,031,850
Net unrealized appreciation (depreciation) on investments,
securities sold short, foreign currency transactons, options transactions and swap transactions [including ($2,052)
net unrealized depreciation on financial futures]	(1,045,413)
Net Realized and Unrealized Gain (Loss) on Investments	(13,563)
Net Increase in Net Assets Resulting from Operations	1,265,650

See notes to financial statements.

The Portfolio 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	1,279,213	3,023,741
Net realized gain (loss) on investments	1,031,850	165,272
Net unrealized appreciation
(depreciation) on investments	(1,045,413)	176,824
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,265,650	3,365,837

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(418,419)	(1,183,364)
Service shares	(805,737)	(2,285,546)
Total Dividends	(1,224,156)	(3,468,910)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,406,871	1,764,002
Service shares	1,550,928	3,749,603
Dividends reinvested:
Initial shares	418,419	1,183,364
Service shares	805,737	2,285,546
Cost of shares redeemed:
Initial shares	(2,318,399)	(8,709,051)
Service shares	(4,219,424)	(11,488,700)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(2,355,868)	(11,215,236)
Total Increase (Decrease) in Net Assets	(2,314,374)	(11,318,309)

Net Assets ($):
Beginning of Period	79,050,121	90,368,430
End of Period	76,735,747	79,050,121
Undistributed investment income—net	175,924	120,866

24

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Capital Share Transactions:
Initial Shares
Shares sold	108,885	136,860
Shares issued for dividends reinvested	32,414	92,375
Shares redeemed	(179,516)	(679,108)
Net Increase (Decrease) in Shares Outstanding	(38,217)	(449,873)

Service Shares
Shares sold	120,126	290,890
Shares issued for dividends reinvested	62,450	178,570
Shares redeemed	(327,051)	(896,444)
Net Increase (Decrease) in Shares Outstanding	(144,475)	(426,984)

See notes to financial statements.

The Portfolio 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2005			Year Ended December 31,

Initial Shares	(Unaudited)	2004 [a]	2003	2002	2001 [b]	2000 [c]

Per Share Data ($):
Net asset value,
beginning of period	13.01	13.00	12.87	12.67	12.94	12.50
Investment Operations:
Investment income—net	.22[d]	.47[d]	.45[d]	.61[d]	.75[d]	.50
Net realized and unrealized
gain (loss) on investments	.00[e]	.09	.47	.21	(.18)	.56
Total from Investment Operations	.22	.56	.92	.82	.57	1.06
Distributions:
Dividends from
investment income—net	(.21)	(.55)	(.54)	(.62)	(.72)	(.50)
Dividends from net realized
gain on investments	—	—	(.25)	—	(.12)	(.12)
Total Distributions	(.21)	(.55)	(.79)	(.62)	(.84)	(.62)
Net asset value, end of period	13.02	13.01	13.00	12.87	12.67	12.94

Total Return (%)	1.64[f]	4.54	7.27	6.70	4.55	8.61[f]

26

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares (continued)	(Unaudited)	2004 [a]	2003	2002	2001 [b]	2000 [c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73[g]	.71	.72	.80	.97	1.90[g]
Ratio of net expenses
to average net assets	.73[g]	.71	.72	.80	.80	.80[g]
Ratio of net investment income
to average net assets	3.38[g]	3.69	3.39	4.82	5.71	6.24[g]
Portfolio Turnover Rate	287.23[f,h]	785.59[h]	905.09[h]	653.12	654.39	953.66[f]

Net Assets, end of period
($ x 1,000)	25,608	26,089	31,912	33,810	26,744	12,048

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended December 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.66% to 3.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2004 have not been restated to reflect this change in presentation.
[b]	As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 6.04% to 5.71%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.
[c]	From May 1, 2000 (commencement of operations) to December 31, 2000.
[d]	Based on average shares outstanding at each month end.
[e]	Amount represents less than $.01 per share.
[f]	Not annualized.
[g]	Annualized.
[h]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2005,
December 31, 2004 and December 31, 2003 were 206.99%, 706.48% and 684.58%, respectively.
See notes to financial statements.

The Portfolio 27

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
June 30, 2005			Year Ended December 31,

Service Shares	(Unaudited)	2004 [a]	2003	2002	2001 [b]	2000 [c]

Per Share Data ($):
Net asset value,
beginning of period	13.01	12.99	12.87	12.66	12.93	12.93
Investment Operations:
Investment income—net	.21[d]	.46[d]	.43[d]	.62[d]	.70[d]	—
Net realized and unrealized
gain (loss) on investments	.00[e]	.10	.47	.21	(.13)	—
Total from Investment Operations	.21	.56	.90	.83	.57	—
Distributions:
Dividends from
investment income—net	(.20)	(.54)	(.53)	(.62)	(.72)	—
Dividends from net realized
gain on investments	—	—	(.25)	—	(.12)	—
Total Distributions	(.20)	(.54)	(.78)	(.62)	(.84)	—
Net asset value, end of period	13.02	13.01	12.99	12.87	12.66	12.93

Total Return (%)	1.73[f]	4.36	7.11	6.78	4.46	—

28

Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares (continued)	(Unaudited)	2004 [a]	2003	2002	2001 [b]	2000 [c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98[g]	.96	.97	1.00	1.15	—
Ratio of net expenses
to average net assets	.80[g]	.80	.80	.80	.80	—
Ratio of net investment income
to average net assets	3.31[g]	3.60	3.29	4.82	5.77	—
Portfolio Turnover Rate	287.23[f,h]	785.59[h]	905.09[h]	653.12	654.39	953.66[f]

Net Assets, end of period
($ x 1,000)	51,128	52,961	58,456	57,823	30,416	1

[a]	As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended December 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.57% to 3.60%. Per share data and ratios/supplemental data for periods prior to January 1, 2004 have not been restated to reflect this change in presentation.
[b]	As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and decrease the ratio of net investment income to average net assets from 6.10% to 5.77%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.
[c]	The portfolio commenced offering Service shares on December 31, 2000.
[d]	Based on average shares outstanding at each month end.
[e]	Amount represents less than $.01 per share.
[f]	Not annualized.
[g]	Annualized.
[h]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2005,
December 31, 2004 and December 31, 2003 were 206.99%, 706.48% and 684.58%, respectively.
See notes to financial statements.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Core Bond Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to maximize total return through capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

30

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the portfolio not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the portfolio to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments,

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

32

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

On June 30, 2005, the Board of Trustees declared a cash dividend of .046 and .045 per share for the Initial Shares and Service Shares, respectively, from undistributed investment income-net payable on July 1, 2005 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2005.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $327,967 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $3,468,910. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended June 30, 2005 was approximately $5,500, with a related weighted average annualized interest rate of 2.24% ..

34

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2005 to December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2005, the Manager waived receipt of fees of $45,980, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, Service shares were charged $63,952 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $28 pursuant to the transfer agency agreement.

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $20,653 pursuant to the custody agreement.

During the period ended June 30, 2005, the portfolio was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $37,832, Rule 12b-1 distribution plan fees $10,486, custodian fees $9,353, chief compliance officer fees $1,998 and transfer agency per account fees $10, which are offset against an expense reimbursement currently in effect in the amount of $10,999.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions, during the period ended June 30, 2005, of which $59,037,375 in purchases and $59,156,993 in sales were from dollar roll transactions:

	Purchases ($)	Sales ($)

Long transactions	225,619,913	211,771,071
Short sale transactions	16,344	—
Total	225,636,257	211,771,071

A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the

36

portfolio to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The portfolio is engaged in short selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value.The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. The portfolio’s long security positions serve as collateral for the open short positions. At June 30, 2005, there were no securities sold short outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2005, are set forth in the Statement of Financial Futures.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the port-

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

folio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates.The following summarizes the portfolio’s call/put options written for the period ended June 30, 2005:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
December 31, 2004	2,470,000	18,113
Contracts written	14,400,000	71,388
Contracts terminated:
Contracts closed	5,650,000	35,255	54,552	(19,297)
Contracts expired	1,720,000	11,691	—	11,691
Total contracts terminated	7,370,000	46,946	54,552	(7,606)
Contracts outstanding
June 30, 2005	9,500,000	42,555

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would

38

incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at June 30, 2005:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)

Sales:
Australian Dollar,
expiring 9/21/2005	1,810,000	1,371,980	1,369,627	2,353
Euro, expiring
9/21/2005	2,060,000	2,504,218	2,499,810	4,408
Total				6,761

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

As of January 1, 2004, the portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.The portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Prior to January 1, 2004, these interim payments were reflected within interest income in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the

The Portfolio 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the portfolio is receiving a fixed rate, the portfolio is providing credits protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the portfolio at June 30, 2005:

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

40

At June 30, 2005, accumulated net unrealized appreciation on investments was $242,389, consisting of $678,290 gross unrealized appreciation and $435,901 gross unrealized depreciation.

At June 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any

The Portfolio 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

42

NOTES

For More	Information

Dreyfus	Transfer Agent &
Investment Portfolios,	Dividend Disbursing Agent
Core Bond Portfolio
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,

Core Value Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Brian Ferguson, portfolio manager and member of the Large Cap Value Team of The Boston Company Asset Management.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to headwinds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Brian Ferguson, Portfolio Manager, Large Cap Value Team

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2005, Dreyfus Investment Portfolios, Core Value Portfolio produced total returns of –0.54% for its Initial shares and –0.62% for its Service shares.1 In comparison, the portfolio’s benchmark, the S&P 500/BARRA Value Index, produced a total return of 0.09% for the same period.2

Positive market forces were balanced by negative influences over the first half of 2005, and stock prices generally ended the reporting period close to where they began. The portfolio’s returns slightly lagged the S&P 500/BARRA Value Index, primarily because disappointments among holdings in the health care and materials sectors more than offset the portfolio’s relatively strong performance in the consumer staples and financials sectors. In addition, while the portfolio benefited from its relatively heavy exposure to energy stocks as oil prices rose, our security selection strategy prevented it from participating as fully as the benchmark in the energy sector’s gains.

What is the portfolio’s investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios.When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends.We also focus on a company’s relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio’s performance?

The first half of 2005 was a relatively volatile time for the U.S. equity markets. Early in the year, stocks hit a “soft patch” as investors became increasingly concerned about the potential impact of rising interest rates

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

and higher oil prices on the economy and corporate earnings. However, stocks later rebounded when inflation fears eased, first-quarter earnings were relatively strong and investors took note of resilient consumer confidence and spending.As a result, the return of the portfolio’s benchmark was little changed over the reporting period as a whole.

In this environment, our security selection strategy in the consumer staples sector proved to be a significantly positive contributor to the portfolio’s performance relative to the benchmark. For example, national supermarket chain Safeway helped the portfolio’s performance as the company continued to execute its turnaround strategy. In addition, food and tobacco giant Altria Group performed well in an improving litigation environment, and the company reaffirmed plans for a corporate restructuring designed to unlock shareholder value.

The portfolio’s relatively light exposure to financial stocks also helped boost the portfolio’s relative performance when the sector was pressured by rising interest rates and uncertain economic prospects. In addition, limited participation in global insurer American International Group helped the portfolio avoid the full brunt of weakness related to alleged regulatory issues, which resulted in earnings restatements and a change in management. Despite the challenging environment for financial stocks, our bottom-up investment approach identified several winners in the sector. Insurers Prudential Financial and Genworth Financial gained value as earnings reports satisfied investors’ expectations for improvements on key measures of business health, such as return on equity.

In other sectors, however, the portfolio’s relative returns proved to be disappointing. The portfolio’s health care holdings were significant detractors from performance. Chief among them was Boston Scientific, a medical supplies maker, whose stock declined after the company recalled its cardiac stents.Two paper companies, International Paper and Bowater, led declines among the portfolio’s holdings in the materials sector when anticipated improvements in the supply-and-demand dynamics for paper products did not materialize.

The portfolio benefited substantially from its relatively heavy exposure to the energy sector.Yet, the portfolio lagged the benchmark in the sector due to its more limited exposure to oil and gas refiners, which

4

posted stronger gains than integrated oil companies, including Exxon Mobil, the portfolio’s largest single holding.

What is the portfolio’s current strategy?

We remain committed to our “bottom-up” stock selection strategy, which we believe is an effective way to identify attractively valued stocks under a variety of market conditions. However, as of the end of the reporting period, we are aware that macroeconomic influences —including high energy prices, rising interest rates, and potentially subdued economic growth — are likely to remain significant factors in determining the stock market’s direction.

Because we currently believe that energy prices are likely to remain high, we have continued to maintain the portfolio’s relatively heavy exposure to the energy sector. The effects of rising energy prices on consumers remain uncertain, and we currently expect more restrained growth as interest rates continue to rise and the economic cycle matures. Accordingly, we have found relatively few opportunities in the financials sector, which tends to be relatively sensitive to changes in interest rates and the economy.

July 15, 2005
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio
made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor’s 500 Composite Price Index (“S&P 500
Index”) that have low price-to-book ratios.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.20	$ 4.94
Ending value (after expenses)	$994.60	$993.80

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.26	$ 5.01
Ending value (after expenses)	$1,020.58	$1,019.84

† Expenses are equal to the portfolio’s annualized expense ratio of .85% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—99.5%	Shares	Value ($)

Banking—16.5%
Bank of America	50,410	2,299,200
Capital One Financial	2,300	184,023
Citigroup	61,500	2,843,145
Countrywide Financial	14,500	559,845
Fannie Mae	7,200	420,480
Freddie Mac	17,800	1,161,094
PNC Financial Services Group	7,200	392,112
SunTrust Banks	7,800	563,472
U.S. Bancorp	24,400	712,480
Wachovia	23,200	1,150,720
Washington Mutual	18,400	748,696
Wells Fargo	18,100	1,114,598
		12,149,865
Basic Industries—3.1%
Bowater	11,200	362,544
Dow Chemical	7,900	351,787
E. I. du Pont de Nemours	15,200	653,752
International Paper	18,100	546,801
Rohm & Haas	8,100	375,354
		2,290,238
Beverages & Tobacco—1.6%
Altria Group	17,700	1,144,482
Broadcasting & Publishing—1.0%
Time Warner	44,000 [a]	735,240
Brokerage—5.6%
Goldman Sachs	7,300	744,746
J.P. Morgan Chase & Co.	55,000	1,942,600
Merrill Lynch	19,000	1,045,190
Morgan Stanley	7,200	377,784
		4,110,320
Capital Goods—10.5%
Boeing	8,800	580,800
Eaton	6,500	389,350
Emerson Electric	13,000	814,190

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Capital Goods (continued)
General Electric	49,800	1,725,570
Nokia, ADR	30,700	510,848
Tyco International	78,600	2,295,120
United Technologies	28,600	1,468,610
		7,784,488
Consumer Non-Durables—4.0%
Campbell Soup	13,300	409,241
Coca-Cola	11,600	484,300
Colgate-Palmolive	20,900	1,043,119
General Mills	10,300	481,937
Kraft Foods, Cl. A	16,800 [b]	534,408
		2,953,005
Consumer Services—10.4%
Advance Auto Parts	9,200 [a]	593,860
CVS	15,400	447,678
Clear Channel Communications	44,600	1,379,478
Comcast, Cl. A	23,200 [a]	712,240
DST Systems	8,000 [a]	374,400
Gap	18,500	365,375
McDonald’s	31,600	876,900
News, Cl. A	39,900	645,582
Omnicom Group	14,200	1,134,012
Safeway	15,800	356,922
Viacom, Cl. B	25,900	829,318
		7,715,765
Energy—13.9%
Anadarko Petroleum	5,100	418,965
Apache	8,100 [b]	523,260
BP, ADR	21,300	1,328,694
ChevronTexaco	29,100	1,627,272
ConocoPhillips	24,900	1,431,501
Cooper Cameron	6,700 [a]	415,735

8

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Exxon Mobil	58,204	3,344,984
Marathon Oil	8,000	426,960
Schlumberger	9,300	706,242
		10,223,613
Health Care—6.2%
Abbott Laboratories	11,400	558,714
Boston Scientific	15,200 [a]	410,400
IVAX	25,000 [a]	537,500
Medco Health Solutions	9,300 [a]	496,248
Pfizer	52,200	1,439,676
WellPoint	6,000 [a]	417,840
Wyeth	16,300	725,350
		4,585,728
Insurance—7.5%
Allstate	9,000	537,750
American International Group	22,696	1,318,638
Chubb	5,200	445,172
Genworth Financial, Cl. A	37,700	1,139,671
PMI Group	22,300 [b]	869,254
Prudential Financial	18,600	1,221,276
		5,531,761
Merchandising—.7%
Dollar General	26,000	529,360
Technology—8.6%
Automatic Data Processing	24,300	1,019,871
Fairchild Semiconductor, Cl. A	22,900 [a]	337,775
Fiserv	12,900 [a]	554,055
Hewlett-Packard	40,500	952,155
International Business Machines	8,600	638,120
Microsoft	53,200	1,321,488
Motorola	20,500	374,330

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Oracle	54,900 [a]	724,680
Texas Instruments	15,600	437,892
		6,360,366
Telecommunications—1.0%
Sprint (FON Group)	29,900 [b]	750,191
Transportation—.8%
Union Pacific	9,100	589,680
Utilities—8.1%
ALLTEL	11,300	703,764
Constellation Energy Group	7,000	403,830
Edison International	10,100	409,555
Entergy	5,400	407,970
Exelon	16,600	852,078
PG&E	20,300	762,062
SBC Communications	69,000	1,638,750
Verizon Communications	10,550	364,502
Vodafone Group, ADR	19,200	466,944
		6,009,455
Total Common Stocks
(cost $64,213,975)		73,463,557

	Principal
Short-Term Investments—.8%	Amount ($)	Value ($)

Agency Discount Note;
Federal Home Loan Bank,
2.65%, 7/1/2005
(cost $550,000)	550,000	550,000

10

Investment of Cash Collateral
for Securities Loaned—3.0%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,194,400)			2,194,400 [c]	2,194,400

Total Investments (cost $66,958,375)			103.3%	76,207,957

Liabilities , Less Cash and Receivables			(3.3%)	(2,407,758)

Net Assets			100.0%	73,800,199

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At June 30, 2005, the total market value of the portfolio’s securities
	on loan is $2,127,495 and the total market value of the collateral held by the portfolio is $2,194,400.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)			Value (%)

Banking	16.5	Insurance		7.5
Energy	13.9	Health Care		6.2
Capital Goods	10.5	Brokerage		5.6
Consumer Services	10.4	Other		16.0
Technology	8.6
Utilities	8.1			103.3

† Based on net assets.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $2,127,495)—Note 1(b):
Unaffiliated issuers	64,763,975	74,013,557
Affiliated issuers	2,194,400	2,194,400
Receivable for investment securities sold		592,743
Dividends receivable		106,682
Receivable for shares of Beneficial Interest subscribed		3,463
Prepaid expenses		2,980
		76,913,825

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		55,537
Cash overdraft due to Custodian		131,007
Liability for securities on loan—Note 1(b)		2,194,400
Payable for investment securities purchased		709,434
Accrued expenses		23,248
		3,113,626

Net Assets ($)		73,800,199

Composition of Net Assets ($):
Paid-in capital		66,704,227
Accumulated undistributed investment income—net		401,473
Accumulated net realized gain (loss) on investments		(2,555,083)
Accumulated net unrealized appreciation
(depreciation) on investments		9,249,582

Net Assets ($)		73,800,199

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	33,634,335	40,165,864
Shares Outstanding	2,188,932	2,608,552

Net Asset Value Per Share ($)	15.37	15.40

See notes to financial statements.
12

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $4,762 foreign taxes withheld at source)	745,981
Interest	7,860
Income from securities lending	2,311
Total Income	756,152
Expenses:
Investment advisory fee—Note 3(a)	281,032
Distribution fees—Note 3(b)	51,236
Professional fees	17,456
Custodian fees—Note 3(b)	6,942
Prospectus and shareholders’ reports	6,273
Trustees’ fees and expenses—Note 3(c)	4,892
Shareholder servicing costs—Note 3(b)	1,562
Interest expense—Note 2	226
Miscellaneous	2,572
Total Expenses	372,191
Less—waiver of fees due to undertaking—Note 3(a)	(21,934)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(388)
Net Expenses	349,869
Investment Income—Net	406,283

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,293,811
Net unrealized appreciation (depreciation) on investments	(4,182,362)
Net Realized and Unrealized Gain (Loss) on Investments	(888,551)
Net (Decrease) in Net Assets Resulting from Operations	(482,268)

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	406,283	810,606
Net realized gain (loss) on investments	3,293,811	6,547,710
Net unrealized appreciation
(depreciation) on investments	(4,182,362)	908,824
Net Increase (Decrease) in Net Assets
Resulting from Operations	(482,268)	8,267,140

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(147,061)	(425,460)
Service shares	(117,909)	(416,619)
Total Dividends	(264,970)	(842,079)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,574,914	4,722,103
Service shares	921,600	2,485,948
Dividends reinvested:
Initial shares	147,061	425,460
Service shares	117,909	416,619
Cost of shares redeemed:
Initial shares	(3,590,929)	(4,410,004)
Service shares	(3,528,716)	(7,450,421)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,358,161)	(3,810,295)
Total Increase (Decrease) in Net Assets	(5,105,399)	3,614,766

Net Assets ($):
Beginning of Period	78,905,598	75,290,832
End of Period	73,800,199	78,905,598
Undistributed investment income—net	401,473	260,160

14

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Capital Share Transactions:
Initial Shares
Shares sold	103,222	329,304
Shares issued for dividends reinvested	9,624	28,343
Shares redeemed	(233,447)	(307,176)
Net Increase (Decrease) in Shares Outstanding	(120,601)	50,471

Service Shares
Shares sold	59,865	172,487
Shares issued for dividends reinvested	7,696	27,718
Shares redeemed	(229,544)	(516,874)
Net Increase (Decrease) in Shares Outstanding	(161,983)	(316,669)

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	15.52	14.08	11.06	14.54	15.10	13.97
Investment Operations:
Investment income—net [a]	.09	.17	.12	.09	.12	.17
Net realized and unrealized
gain (loss) on investments	(.17)	1.46	3.01	(3.46)	(.45)	1.50
Total from Investment Operations	(.08)	1.63	3.13	(3.37)	(.33)	1.67
Distributions:
Dividends from investment
income—net	(.07)	(.19)	(.11)	(.11)	(.01)	(.16)
Dividends from net realized
gain on investments	—	—	—	—	(.22)	(.38)
Total Distributions	(.07)	(.19)	(.11)	(.11)	(.23)	(.54)
Net asset value, end of period	15.37	15.52	14.08	11.06	14.54	15.10

Total Return (%)	(.54)[b]	11.60	28.42	(23.29)	(2.08)	12.06

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.42[b]	.85	.85	.88	.98	1.04
Ratio of net expenses
to average net assets	.42[b]	.85	.85	.88	.96	.97
Ratio of net investment income
to average net assets	.58[b]	1.16	.99	.69	.83	1.19
Portfolio Turnover Rate	28.46[b]	76.19	55.90	65.72	65.13	110.74

Net Assets, end of period
($ x 1,000)	33,634	35,847	31,812	27,354	37,595	23,897
[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares	(Unaudited)	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	15.54	14.08	11.07	14.54	15.09	15.09
Investment Operations:
Investment income—net	.08[b]	.14[b]	.10[b]	.08[b]	.08[b]	—
Net realized and unrealized
gain (loss) on investments	(.18)	1.47	3.00	(3.45)	(.40)	—
Total from Investment Operations	(.10)	1.61	3.10	(3.37)	(.32)	—
Distributions:
Dividends from investment
income—net	(.04)	(.15)	(.09)	(.10)	(.01)	—
Dividends from net realized
gain on investments	—	—	—	—	(.22)	—
Total Distributions	(.04)	(.15)	(.09)	(.10)	(.23)	—
Net asset value, end of period	15.40	15.54	14.08	11.07	14.54	15.09

Total Return (%)	(.62)[c]	11.44	28.14	(23.31)	(2.08)	—

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55[c]	1.10	1.10	1.13	1.27	—
Ratio of net expenses
to average net assets	.50[c]	1.00	1.00	1.00	1.00	—
Ratio of net investment income
to average net assets	.50[c]	.99	.84	.62	.61	—
Portfolio Turnover Rate	28.46[c]	76.19	55.90	65.72	65.13	110.74

Net Assets, end of period
($ x 1,000)	40,166	43,059	43,478	33,426	21,469	1
[a]	The portfolio commenced offering Service shares on December 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering nine series, including the Core Value Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus “) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

18

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

20

Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $5,648,428 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, $4,108,872 of the carryover expires in fiscal 2010 and $1,539,556 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $842,079.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended June 30,2005,was approximately $14,900, with a related weighted average annualized interest rate of 3.06% .

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2005 to December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2005, the Manager waived receipt of fees of $21,934, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, Service shares were charged $51,236 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $35 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $6,942 pursuant to the custody agreement.

22

During the period ended June 30, 2005, the portfolio was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $46,082, Rule 12b-1 distribution plan fees $8,360, custodian fees $3,311, chief compliance officer fees $1,998 and transfer agency per account fees $20, which are offset against an expense reimbursement currently in effect in the amount of $4,234.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2005, amounted to $21,307,164 and $25,083,857, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $9,249,582, consisting of $11,030,460 gross unrealized appreciation and $1,780,878 gross unrealized depreciation.

At June 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

24

For More Information

Dreyfus	Transfer Agent &

Investment Portfolios,	Dividend Disbursing Agent

Core Value Portfolio
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor

The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Notice of Portfolio Manager Appointments
5	Understanding Your Portfolio’s Expenses
5	Comparing Your Portfolio’s Expenses
With Those of Other Funds
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,

Emerging Leaders Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find information about the portfolio’s new management team. At the end of the reporting period, John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom is a member of the Smallcap Team of Franklin Portfolio Associates, LLC, were appointed to manage the portfolio.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to head winds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

NOTICE OF PORTFOLIO MANAGER APPOINTMENTS

For the six-month period ended June 30, 2005, the portfolio produced total returns of –1.62% for its Initial shares and –1.73% for its Service shares.1 In comparison, the Russell 2000 Index (the “Index”), the portfolio’s benchmark,produced a total return of –1.25% for the same period.2

Effective June 30, 2005, Franklin Portfolio Associates’ Smallcap Team was appointed to make investment decisions for the portfolio.The committee of portfolio managers that comprise the Smallcap Team of Franklin Portfolio Associates are John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom also is an employee of Dreyfus and will manage the portfolio in that capacity for Dreyfus. Mr. Cone also is Chief Executive Officer, President and a Senior Portfolio Manager of Franklin Portfolio Associates where he has been employed since its inception in 1982. Mr. Buckley also is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2000. Mr. Garvin also is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford also is a Vice President and Portfolio Manager of Franklin Portfolio Associates, which she joined in 2000.

Following the appointment of the team, the portfolio now employs a new investment process under which, the portfolio managers select stocks through a “bottom-up” approach that seeks to identify undervalued securities using a quantitative screening process.This process is driven by computer models that identify and rank stocks based on:

  fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earn- ings estimates and earnings surprises;
  relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;
  long-term growth, based on measures that reflect the changes in esti- mated long-term earnings growth over multiple horizons; and

The Portfolio 3

NOTICE OF PORTFOLIO MANAGER APPOINTMENTS (continued)

  additional factors, such as technical factors, trading by company insid- ers or share issuance/buy-back data.

Next, through a “bottom-up” approach, the portfolio managers focus on stock selection as opposed to making proactive decisions about industry or sector exposure. Over time, the portfolio managers attempt to construct a portfolio whose exposure to industries and market capitalizations is generally similar to the portfolio’s benchmark. Finally, within each sector, the portfolio managers seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

July 15, 2005
The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Emerging Leaders
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

4

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Emerging Leaders Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$5.07	$6.29
Ending value (after expenses)	$983.80	$982.70

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.16	$ 6.41
Ending value (after expenses)	$1,019.69	$1,018.45

† Expenses are equal to the portfolio’s annualized expense ratio of 1.03% for Initial shares and 1.28% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Portfolio 5

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—97.0%	Shares	Value ($)

Autos & Transports—5.5%
AAR	40,000 [a]	628,400
Golar LNG	29,500 [a,b]	354,000
Northwest Airlines	73,000 [b]	332,880
Wabtec	28,500	612,180
		1,927,460
Capital Goods—1.6%
AGCO	30,000 [a]	573,600
Consumer Products & Services—17.2%
Aeropostale	20,000 [a]	672,000
Emmis Communications, Cl. A	4,393 [a,b]	77,624
Fossil	20,000 [a]	454,000
Intrawest	27,500	662,200
PETCO Animal Supplies	17,000 [a]	498,440
Pacific Sunwear of California	22,500 [a]	517,275
Playtex Products	75,000 [a]	807,000
Quiksilver	36,000 [a]	575,280
Ralcorp Holdings	14,500	596,675
Spanish Broadcasting System, Cl. A	55,000 [a]	549,450
WMS Industries	18,500 [a]	624,375
		6,034,319
Energy—8.1%
Comstock Resources	20,000 [a]	505,800
Remington Oil & Gas	18,500 [a]	660,450
Todco, Cl. A	22,000 [a]	564,740
Unit	13,000 [a]	572,130
Veritas DGC	19,000 [a]	527,060
		2,830,180
Financial Services—18.7%
Accredited Home Lenders Holding	12,000 [a,b]	528,000
GATX	13,000	448,500

6

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Global Payments	8,500	576,300
MAF Bancorp	11,500	490,245
Max Re Capital	22,000	503,800
Montpelier Re Holdings	12,500	432,250
National Financial Partners	15,000	587,100
Nelnet, Cl. A	16,500 [a]	548,955
Partners Trust Financial Group	53,630	572,768
Prosperity Bancshares	18,000	514,980
Provident Bancorp	45,000	544,950
Saxon Capital	20,800	355,056
Texas Regional Bancshares, Cl. A	16,000	487,680
		6,590,584
Health Care—13.1%
Akorn	160,000 [a,b]	406,400
Andrx	25,000 [a]	507,750
Chemed	19,000	776,720
First Horizon Pharmaceutical	28,500 [a]	542,640
Hologic	19,000 [a]	755,250
Nektar Therapeutics	28,000 [a]	471,520
Renal Care Group	13,500 [a]	622,350
Rotech Healthcare	20,500 [a]	538,125
		4,620,755
Materials & Processing—7.5%
Agnico-Eagle Mines	38,500	485,100
Airgas	19,500	481,065
Armor Holdings	14,500 [a]	574,345
Crown Holdings	34,500 [a]	490,935
Minefinders	67,500 [a]	311,850
Pope & Talbot	27,500	305,250
		2,648,545

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Durables—6.2%
Bucyrus International, Cl. A	13,500	512,730
DRS Technologies	11,500	589,720
Manitowoc	13,500	553,770
Universal Compression Holdings	14,500 [a]	525,480
		2,181,700
Technology—11.6%
ATMI	21,000 [a,b]	609,210
Atheros Communications	42,500 [a,b]	342,550
Cypress Semiconductor	37,500 [a]	472,125
InfoSpace	11,500 [a,b]	378,695
MapInfo	40,000 [a]	420,400
NETGEAR	35,000 [a]	651,000
Power Integrations	19,000 [a]	409,830
Sigmatel	11,000 [a]	188,760
Wind River Systems	37,500 [a]	588,000
		4,060,570
Utilities—6.2%
El Paso Electric	30,000 [a]	613,500
Foundation Coal Holdings	25,000	648,500
Westar Energy	17,500	420,525
Western Gas Resources	14,000	488,600
		2,171,125
Other—1.3%
iShares Nasdaq Biotechnology Index	6,500 [a,b]	441,350
Total Common Stocks
(cost $28,946,381)		34,080,188

8

Other Investment—3.2%	Shares	Value ($)

Registered Investment Companies;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,124,000)	1,124,000 [c]	1,124,000

Investment of Cash Collateral
for Securities Loaned—5.3%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $1,865,892)	1,865,892 [c]	1,865,892

Total Investments (cost $31,936,273)	105.5%	37,070,080
Liabilities, Less Cash and Receivables	(5.5%)	(1,919,778)
Net Assets	100.0%	35,150,302

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At June 30, 2005, the total market value of the portfolio’s securities on loan is $2,354,172 and the total market value of the collateral held by the portfolio is $2,495,892, consisting of cash collateral of $1,865,892 and U.S. Government and agency securities valued at $630,000.
[c] Investments in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial Services	18.7	Materials & Processing	7.5
Consumer Products & Services	17.2	Producer Durables	6.2
Health Care	13.1	Utilities	6.2
Technology	11.6	Autos & Transports	5.5
Short-Term/		Capital Goods	1.6
Money Market Investments	8.5	Other	1.3
Energy	8.1		105.5

† Based on net assets.
See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $2,354,172)—Note 1(b):
Unaffiliated issuers	28,946,381	34,080,188
Affiliated issuers	2,989,892	2,989,892
Dividends and interest receivable		19,979
Prepaid expenses		1,981
		37,092,040

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		33,060
Cash overdraft due to Custodian		14,340
Liability for securities on loan—Note 1(b)		1,865,892
Payable for shares of Beneficial Interest redeemed		1,232
Accrued expenses		27,214
		1,941,738

Net Assets ($)		35,150,302

Composition of Net Assets ($):
Paid-in capital		28,723,384
Accumulated investment (loss)—net		(37,632)
Accumulated net realized gain (loss) on investments		1,330,743
Accumulated net unrealized appreciation
(depreciation) on investments		5,133,807

Net Assets ($)		35,150,302

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	19,955,009	15,195,293
Shares Outstanding	928,788	715,230

Net Asset Value Per Share ($)	21.48	21.25

See notes to financial statements.
10

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $440 foreign taxes withheld at source)
Unaffiliated issuers	153,981
Affiliated issuers	16,530
Income from securities lending	16,492
Total Income	187,003
Expenses:
Investment advisory fee—Note 3(a)	162,619
Distribution fees—Note 3(b)	19,793
Auditing fees	16,025
Prospectus and shareholders’ reports	3,281
Custodian fees—Note 3(b)	2,649
Shareholder servicing costs—Note 3(b)	734
Trustees’ fees and expenses—Note 3(c)	624
Legal fees	312
Miscellaneous	704
Total Expenses	206,741
Investment (Loss)—Net	(19,738)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,362,203
Net unrealized appreciation (depreciation) on investments	(2,065,191)
Net Realized and Unrealized Gain (Loss) on Investments	(702,988)
Net (Decrease) in Net Assets Resulting from Operations	(722,726)

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment (loss)—net	(19,738)	(164,684)
Net realized gain (loss) on investments	1,362,203	6,072,733
Net unrealized appreciation
(depreciation) on investments	(2,065,191)	(1,211,407)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(722,726)	4,696,642

Dividends to Shareholders from ($):
Net realized gain on investments:
Initial shares	(1,097,280)	(1,740,420)
Service shares	(882,945)	(1,373,278)
Total Dividends	(1,980,225)	(3,113,698)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,553,765	3,844,429
Service shares	648,015	1,766,673
Dividends reinvested:
Initial shares	1,097,280	1,740,420
Service shares	882,945	1,373,278
Cost of shares redeemed:
Initial shares	(2,826,593)	(3,985,659)
Service shares	(1,968,860)	(3,354,594)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(613,448)	1,384,547
Total Increase (Decrease) in Net Assets	(3,316,399)	2,967,491

Net Assets ($):
Beginning of Period	38,466,701	35,499,210
End of Period	35,150,302	38,466,701
Undistributed investment (loss)—net	(37,632)	(17,894)

Capital Share Transactions (Shares):
Initial Shares
Shares sold	71,623	167,440
Shares issued for dividends reinvested	50,871	75,375
Shares redeemed	(129,761)	(178,179)
Net Increase (Decrease) in Shares Outstanding	(7,267)	64,636

Service Shares
Shares sold	29,401	77,490
Shares issued for dividends reinvested	41,356	60,047
Shares redeemed	(94,198)	(151,655)
Net Increase (Decrease) in Shares Outstanding	(23,441)	(14,118)

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	23.06	21.92	14.85	18.53	17.05	13.44
Investment Operations:
Investment income (loss)—net [a]	.00[b]	(.08)	(.12)	(.09)	(.08)	(.09)
Net realized and unrealized gain
(loss) on investments	(.37)	3.24	7.19	(3.59)	1.57	4.30
Total from
Investment Operations	(.37)	3.16	7.07	(3.68)	1.49	4.21
Distributions:
Dividends from investment
income—net	—	—	—	—	—	(.01)
Dividends from net realized
gain on investments	(1.21)	(2.02)	—	—	(.01)	(.59)
Total Distributions	(1.21)	(2.02)	—	—	(.01)	(.60)
Net asset value, end of period	21.48	23.06	21.92	14.85	18.53	17.05

Total Return (%)	(1.62)[c]	14.42	47.61	(19.86)	8.74	31.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[c]	1.13	1.15	1.17	1.62	2.20
Ratio of net expenses
to average net assets	.51[c]	1.09	1.15	1.17	1.46	1.50
Ratio of net investment income
(loss) to average net assets	.00[c,d]	(.35)	(.67)	(.51)	(.44)	(.59)
Portfolio Turnover Rate	23.42[c]	88.95	111.28	127.24	175.21	234.94

Net Assets, end of period
($ x 1,000)	19,955	21,590	19,102	11,777	13,308	5,902
[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
[d]	Amount represents less than .01%.
See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares	(Unaudited)	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	22.85	21.78	14.79	18.51	17.05	17.05
Investment Operations:
Investment (loss)—net	(.03)[b]	(.13)[b]	(.16)[b]	(.13)[b]	(.08)[b]	—
Net realized and unrealized
gain (loss) on investments	(.36)	3.22	7.15	(3.59)	1.55	—
Total from
Investment Operations	(.39)	3.09	6.99	(3.72)	1.47	—
Distributions:
Dividends from net realized
gain on investments	(1.21)	(2.02)	—	—	(.01)	—
Net asset value, end of period	21.25	22.85	21.78	14.79	18.51	17.05

Total Return (%)	(1.73)[c]	14.19	47.16	(20.04)	8.62	—

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64[c]	1.38	1.41	1.43	1.80	—
Ratio of net expenses
to average net assets	.64[c]	1.32	1.41	1.43	1.50	—
Ratio of net investment
(loss) to average net assets	(.12)[c]	(.59)	(.92)	(.79)	(.49)	—
Portfolio Turnover Rate	23.42[c]	88.95	111.28	127.24	175.21	234.94

Net Assets, end of period
($ x 1,000)	15,195	16,877	16,397	9,631	4,730	1
[a]	The portfolio commenced offering Service shares on December 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering nine series, including the Emerging Leaders Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Investments in registered investment companies are valued at their net asset value. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

16

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually,

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: long-term capital gains $3,113,698. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the portfolio did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

18

The Manager has agreed, from January 1, 2005 to December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2005, there were no fees waived pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, Service shares were charged $19,793 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $63 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $2,649 pursuant to the custody agreement.

During the period ended June 30, 2005, the portfolio was charged $1,998 for services performed by the Chief Compliance Officer.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $26,300, Rule 12b-1 distribution plan fees $3,133, custodian fees $1,610, chief compliance officer fees $1,998 and transfer agency per account fees $19.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2005, amounted to $8,255,403 and $10,722,389, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $5,133,807, consisting of $6,790,447 gross unrealized appreciation and $1,656,640 gross unrealized depreciation.

At June 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons

20

who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Portfolio 21

For More Information

Dreyfus Investment Portfolios,	Transfer Agent &
Emerging Leaders Portfolio	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Investment Adviser	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,
Founders Discovery Portfolio

The	Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, James Padgett and Brad Orr, of Founders Asset Management LLC, the portfolio’s sub-investment adviser.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to headwinds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

James Padgett and Brad Orr, Portfolio Managers

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2005, the portfolio produced total returns of –2.55% for its Initial shares and –2.77% for its Service shares.1 In comparison, the Russell 2000 Index (the “Index”), the portfolio’s benchmark, produced a total return of –1.25% for the same period.2 Furthermore, the Russell 2000 Growth Index, the portfolio’s current benchmark, produced a total return of –3.58% for the reporting period.3

Small-cap stocks declined modestly over the first half of 2005 as investors turned their attention toward larger, better established companies that tend to earn consistent profits under a variety of economic conditions. The portfolio produced better returns than the Russell 2000 Growth Index, primarily due to relatively strong results among consumer discretionary, health care and energy stocks. Going forward, the fund’s benchmark will be the Russell 2000 Growth Index as it is believed to better reflect the characteristics of the portfolio’s securities.

What is the portfolio’s investment approach?

The portfolio invests primarily in equity securities of small U.S.-based companies that we believe possess high-growth potential.The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.The portfolio also may invest in investment-grade debt securities of domestic or foreign issuers that we believe — based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors — offer opportunities for capital appreciation.

Rather than utilizing a “top-down” approach to stock selection, which relies on forecasting stock market trends, we focus on a “bottom-up” approach in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis,

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

with particular emphasis on companies that we believe are well-managed and well-positioned within their industries.

What other factors influenced the portfolio’s performance?

Stocks produced generally lackluster returns over the first half of 2005 as positive factors, such as sustained economic growth and strong corporate earnings, were offset by negative ones, including rising interest rates and surging energy prices.As investors grew concerned that higher borrowing and manufacturing costs might dampen future economic growth, they began to turn their attention away from faster-growing small-cap stocks and toward larger companies with track records of consistent earnings growth under a variety of economic conditions. This change in investor sentiment represented a reversal of the prevailing trend of the past several years, in which investors preferred shares of smaller companies poised to benefit in a recovering economy.

In this changing environment, the portfolio received positive contributions to relative performance from its allocation of a relatively large percentage of the portfolio’s assets to the consumer discretionary, health care and energy areas, all of which fared better than the Russell 2000 Growth Index overall. In the energy area, contract drilling services company Patterson-UTI Energy benefited from greater pricing power and accelerating earnings growth when oil and gas prices escalated. Similarly, oil services provider National Oilwell Varco gained value in the favorable business environment. However, we eliminated the fund’s holdings of National Oilwell Varco when it appreciated well beyond the small-cap range.

Among consumer discretionary stocks, we took advantage of temporary weakness to purchase additional shares of music retailer Guitar Center, which subsequently rallied as investors increasingly recognized its sound business fundamentals in a growing niche market. Station Casinos gained value as it solidified its position as the dominant gaming company serving local residents of Las Vegas. In the health care sector, we established a position in surgical products provider ArthroCare during the reporting period, and the stock has since gained significant value.The portfolio also enjoyed strong results from Kyphon, a leader in minimally invasive spinal surgery products and solutions, when its patents were confirmed by the courts.

Good results in these areas were offset by disappointments primarily in the technology sector. Shares of video conference equipment maker Polycom declined when the company’s earnings fell short of analysts’

4

expectations amid concerns regarding competitive pressures. Server switching systems manufacturer Avocent encountered a difficult transition to a new product line, and enterprise software developer Altiris suffered from softening customer demand. Outside of the technology sector, building products manufacturer Trex was beset by poor weather and inventory problems in its distribution network. In all of these cases, we removed the stocks from the portfolio.

What is the portfolio’s current strategy?

Although we remain cautious with regard to the U.S. economy, we have continued to find attractive opportunities among individual stocks in the energy, consumer discretionary and health care areas. Conversely, we have found relatively few stocks meeting our criteria in the technology sector. In our view, our research-intensive security selection process positions the portfolio well for a market environment in which selectivity is likely to be a more important determinant of success.

July 15, 2005
The portfolio is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders Discovery
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.
[3]	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Founders Discovery Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 6.07	$ 7.34
Ending value (after expenses)	$974.50	$972.30

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 6.21	$ 7.50
Ending value (after expenses)	$1,018.65	$1,017.36

† Expenses are equal to the portfolio’s annualized expense ratio of 1.24% for Initial shares and 1.50% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—97.1%	Shares		Value ($)

Air Freight & Logistics-4.3%
Hub Group, Cl. A	22,693	[a]	568,460
UTI Worldwide	7,955		553,827
			1,122,287
Banks—2.2%
BankAtlantic Bancorp, Cl. A	13,676	[a]	259,160
NewAlliance Bancshares	22,706		319,019
			578,179
Biotechnology—1.9%
Alkermes	38,131	[a]	504,092
Capital Goods—1.7%
Trimble Navigation	11,147	[a]	434,399
Casinos & Gaming—5.9%
Pinnacle Entertainment	18,139	[a]	354,799
Scientific Games, Cl. A	5,336	[a]	143,698
WMS Industries	30,045	[a]	1,014,019
			1,512,516
Commercial & Professional Services—1.9%
Resources Connection	4,752	[a]	110,389
Universal Technical Institute	11,606	[a]	385,319
			495,708
Communications Equipment—5.5%
Harris	11,502		358,977
SafeNet	18,851	[a]	642,065
Tekelec	25,274	[a]	424,603
			1,425,645
Diversified Metals & Mining—2.1%
Alpha Natural Resources	13,558	[a]	323,765
Century Aluminum	4,042	[a]	82,457
Glamis Gold	7,897	[a]	135,907
			542,129
Education—2.1%
Education Management	16,300	[a]	549,799
Electronic Equipment Manufacturers—2.1%
Aeroflex	47,039	[a]	395,128
Cogent	4,932	[a]	140,809
			535,937

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial Services—4.0%
Affiliated Managers Group	7,713 [a]	527,029
First Marblehead	14,329 [a,b]	502,375
		1,029,404
General Merchandise Stores—1.2%
Tuesday Morning	9,672	304,861
Health Care Equipment & Distributors—10.4%
ArthroCare	17,353 [a]	606,314
ev3	21,658 [a,b]	301,046
Henry Schein	12,188 [a]	506,046
I-Flow	24,691 [a]	410,858
Kyphon	9,865 [a]	343,203
MGI Pharma	10,220 [a]	222,387
Option Care	20,536 [b]	289,558
		2,679,412
Home Furnishings—2.6%
Tempur-Pedic International	30,046 [a,b]	666,420
Hotels , Resorts & Cruise Lines—4.1%
Gaylord Entertainment	14,984 [a]	696,606
Kerzner International	6,200 [a]	353,090
		1,049,696
IT Consulting & Other Services—3.3%
Epicor Software	43,551 [a]	574,873
Kanbay International	11,995 [a]	277,204
		852,077
Internet Software—2.0%
Digitas	44,395 [a]	506,547
Leisure Products—1.5%
Marvel Enterprises	19,258 [a]	379,768
Multi-Line Insurance—1.4%
HCC Insurance Holdings	9,692	367,036
Oil & Gas—7.2%
Grant Prideco	17,044 [a]	450,814
KFx	7,695 [a,b]	109,962
Patterson-UTI Energy	25,048	697,086
Pride International	10,877 [a]	279,539
Spinnaker Exploration	9,065 [a]	321,717
		1,859,118

8

Common Stocks (continued)	Shares	Value ($)

Pharmaceuticals—8.6%
Endo Pharmaceuticals Holdings	16,993 [a]	446,576
Impax Laboratories	35,124 [a,b]	551,447
Inspire Pharmaceuticals	15,392 [a]	129,601
Medicis Pharmaceutical, Cl. A	18,732 [b]	594,366
Salix Pharmaceuticals	28,424 [a]	501,968
		2,223,958
Recreation—1.2%
LIFE TIME FITNESS	9,079 [a]	297,882
Restaurants—2.7%
RARE Hospitality International	11,469 [a]	349,460
Red Robin Gourmet Burgers	5,594 [a]	346,716
		696,176
Semiconductors & Equipment—4.0%
Entegris	33,491 [a]	331,561
Fairchild Semiconductor	13,085 [a]	193,004
Intersil, Cl. A	13,971	262,236
Semtech	15,400 [a,b]	256,410
		1,043,211
Specialty Stores—6.0%
CSK Auto	29,236 [a]	487,656
Guitar Center	6,533 [a]	381,331
PETCO Animal Supplies	23,027 [a]	675,152
		1,544,139
Systems Software—1.1%
Quality Systems	5,729 [a]	271,440
Trading Companies & Distributors—3.1%
Hughes Supply	28,868	811,191
Transportation-Marine—1.9%
Diana Shipping	11,400	166,896
Dryships	19,959 [a]	329,523
		496,419
Trucking—1.1%
J.B. Hunt Transport Services	9,252	178,564
Old Dominion Freight Line	4,232 [a]	113,544
		292,108
Total Common Stocks
(cost $22,609,169)		25,071,554

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $2,490,443)—Note 1(b):
Unaffiliated issuers	23,989,169	26,451,554
Affiliated issuers	2,615,432	2,615,432
Cash		69,531
Receivable for investment securities sold		551,987
Dividends receivable		7,733
Prepaid expenses		1,978
		29,698,215

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		26,413
Liability for securities on loan—Note 1(b)		2,615,432
Payable for investment securities purchased		1,179,867
Payable for shares of Beneficial Interest redeemed		27,333
Accrued expenses		24,055
		3,873,100

Net Assets ($)		25,825,115

Composition of Net Assets ($):
Paid-in capital		30,789,111
Accumulated investment (loss)—net		(90,047)
Accumulated net realized gain (loss) on investments		(7,336,334)
Accumulated net unrealized appreciation
(depreciation) on investments		2,462,385

Net Assets ($)		25,825,115

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	23,033,217	2,791,898
Shares Outstanding	2,411,729	294,661

Net Asset Value Per Share ($)	9.55	9.47

See notes to financial statements.

The Portfolio 11

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends	43,475
Interest	13,201
Income on securities lending	7,202
Total Income	63,878
Expenses:
Investment advisory fee—Note 3(a)	109,482
Auditing fees	17,328
Prospectus and shareholders’ reports	11,682
Custodian fees—Note 3(b)	8,122
Distribution fees—Note 3(b)	3,426
Legal fees	740
Trustees’ fees and expenses—Note 3(c)	519
Shareholder servicing costs—Note 3(b)	281
Loan commitment fees—Note 2	71
Miscellaneous	2,806
Total Expenses	154,457
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(532)
Net Expenses	153,925
Investment (Loss)—Net	(90,047)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,000,371
Net unrealized appreciation (depreciation) on investments	(2,569,700)
Net Realized and Unrealized Gain (Loss) on Investments	(569,329)
Net (Decrease) in Net Assets Resulting from Operations	(659,376)

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment (loss)—net	(90,047)	(212,233)
Net realized gain (loss) on investments	2,000,371	949,027
Net unrealized appreciation
(depreciation) on investments	(2,569,700)	1,528,166
Net Increase (Decrease) in Net Assets
Resulting from Operations	(659,376)	2,264,960

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	2,159,325	6,618,699
Service shares	110,557	153,634
Cost of shares redeemed:
Initial shares	(1,584,980)	(1,506,121)
Service shares	(274,216)	(492,068)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	410,686	4,774,144
Total Increase (Decrease) in Net Assets	(248,690)	7,039,104

Net Assets ($):
Beginning of Period	26,073,805	19,034,701
End of Period	25,825,115	26,073,805
Undistributed investment (loss)—net	(90,047)	—

Capital Share Transactions (Shares):
Initial Shares
Shares sold	234,058	730,566
Shares redeemed	(171,080)	(166,869)
Net Increase (Decrease) in Shares Outstanding	62,978	563,697

Service Shares
Shares sold	12,023	16,942
Shares redeemed	(30,250)	(54,949)
Net Increase (Decrease) in Shares Outstanding	(18,227)	(38,007)

See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	9.80	8.92	6.55	9.81	12.04	13.89
Investment Operations:
Investment (loss)—net [a]	(.03)	(.08)	(.09)	(.08)	(.08)	(.08)
Net realized and unrealized
gain (loss) on investments	(.22)	.96	2.46	(3.18)	(2.15)	(1.71)
Total from Investment Operations	(.25)	.88	2.37	(3.26)	(2.23)	(1.79)
Distributions:
Dividends from investment
income—net	—	—	—	—	—	(.01)
Dividends from net realized
gain on investments	—	—	—	—	—	(.05)
Total Distributions	—	—	—	—	—	(.06)
Net asset value, end of period	9.55	9.80	8.92	6.55	9.81	12.04

Total Return (%)	(2.55)[b]	9.87	36.18	(33.23)	(18.52)	(13.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61[b]	1.26	1.41	1.39	1.50	1.93
Ratio of net expenses
to average net assets	.61[b]	1.26	1.41	1.34	1.39	1.41
Ratio of net investment (loss)
to average net assets	(.35)[b]	(.94)	(1.15)	(1.06)	(.77)	(.60)
Portfolio Turnover Rate	92.42[b]	113.02	120.85	132.08	106.00	123.96

Net Assets, end of period
($ x 1,000)	23,033	23,027	15,918	8,881	14,755	13,960

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

14

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares	(Unaudited)	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value,
beginning of period	9.74	8.88	6.53	9.78	12.04	12.04
Investment Operations:
Investment (loss)—net	(.04)[b]	(.11)[b]	(.09)[b]	(.09)[b]	(.09)[b]	—
Net realized and unrealized
gain (loss) on investments	(.23)	.97	2.44	(3.16)	(2.17)	—
Total from Investment Operations	(.27)	.86	2.35	(3.25)	(2.26)	—
Net asset value, end of period	9.47	9.74	8.88	6.53	9.78	12.04

Total Return (%)	(2.77)[c]	9.68	35.99	(33.23)	(18.77)	—

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74[c]	1.50	1.69	1.64	1.77	—
Ratio of net expenses
to average net assets	.74[c]	1.50	1.50	1.46	1.49	—
Ratio of net investment (loss)
to average net assets	(.48)[c]	(1.19)	(1.23)	(1.17)	(1.02)	—
Portfolio Turnover Rate	92.42[c]	113.02	120.85	132.08	106.00	123.96

Net Assets, end of period
($ x 1,000)	2,792	3,047	3,117	2,369	2,599	1

[a]	The portfolio commenced offering Service shares on December 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders Discovery Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is capital appreciation.The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation which is a wholly-owned subsidiary of Dreyfus.

Dreyfus Service Corporation (the “Distributor”) is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

16

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986,as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the pol-

18

icy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $9,078,915 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, $101,803 of the carryover expires in fiscal 2008, $4,917,933 of the carryover expires in fiscal 2009, $3,800,802 expires in fiscal 2010 and $258,377 expires in fiscal 2011.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dreyfus has agreed, from January 1, 2005 to December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2005, there were no fees waived pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.25 of 1%
$100 million to $1 billion	.20 of 1%
$1 billion to $1.5 billion	.16 of 1%
In excess of $1.5 billion	.10 of 1%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, Service shares were charged $3,426 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $69 pursuant to the transfer agency agreement.

20

The portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $8,122 pursuant to the custody agreement.

During the period ended June 30, 2005, the portfolio was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $20,194, Rule 12b-1 distribution plan fees $566, custodian fees $3,907, chief compliance officer fees $1,998 and transfer agency per account fees $23, which are offset against an expense reimbursement currently in effect in the amount of $275.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2005, amounted to $22,496,929 and $22,022,736, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $2,462,385, consisting of $3,022,227 gross unrealized appreciation and $559,842 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in the whole or substantial part. Briefing was completed in May 2005.

22

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Portfolio 23

NOTES

For More Information

Dreyfus Investment Portfolios,	Custodian

Founders Discovery Portfolio
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Founders Asset Management LLC	Distributor

210 University Boulevard
Dreyfus Service Corporation
Suite 800
200 Park Avenue
Denver, CO 80206
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,

Founders Growth Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John Jares, CFA, of Founders Asset Management LLC, the portfolio’s sub-investment adviser.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to headwinds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

John Jares, CFA, Portfolio Manager

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2005, the portfolio produced total returns of –3.10% for its Initial Shares and –3.01% for its Service shares.1 In contrast, the Standard & Poor’s 500 BARRA Growth Index (the “Index”), the portfolio’s benchmark, produced a total return of –1.73% for the same period.2 The Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index produced total returns of –1.72% and –0.81%, respectively, for the same period.3,4

Although the economy was strong and corporate profits continued to advance, rising interest rates and higher energy prices caused stocks to struggle.While we believed that economically sensitive sectors such as energy would decline as the economy cooled, energy stocks continued to gain value. The portfolio’s returns lagged its Index, primarily due to its relatively modest allocation to energy shares. Going forward, the fund’s primary benchmark will be the Russell 1000 Growth Index and its secondary benchmark will be the Standard and Poor’s 500 Composite Stock Price Index.

What is the portfolio’s investment approach?

The portfolio seeks long-term growth of capital.To pursue this goal, the portfolio invests primarily in equity securities of well-established, high-quality “growth” companies. Utilizing a “bottom-up” approach, we focus on individual stock selection rather than on forecasting stock market trends.We look for high-quality companies which tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. The portfolio seeks investment opportunities, generally, in companies which we believe have fundamental strengths that indicate the potential for growth in earnings per share.We believe the companies we select have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. The portfolio may purchase securities of companies in initial public offerings. The portfolio may invest up to 30% of its assets in foreign securities, and up to 25% of its assets in any one foreign country.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

What other factors influenced the portfolio’s performance?

Stocks ended the reporting period little changed from where they began, as negative market influences offset more positive ones. On one hand, the market was buoyed by sustained economic growth and generally strong earnings reports. However, investor sentiment was dampened by rising interest rates and surging energy prices, which threatened to erode future economic activity and corporate profits.

Shares of energy companies already had led the market for a number of months when the reporting period began,and it was our view that energy stock prices had peaked.As a result, we trimmed our holdings of oil-and-gas producers and refiners. However, we may have made this move too soon, as energy prices continued to rise. Because the benchmark contained a relatively high concentration of energy stocks, it became more difficult for the portfolio to match the Index’s performance.

The portfolio’s returns also were constrained by disappointing stock selections, particularly in the technology sector during the second quarter of 2005. For example, International Business Machines, a major holding, announced poor financial results, citing the sluggish economy in Europe. Shares of Microsoft failed to advance, as investors were uninspired by the company’s lull in new product introductions, a state of affairs that seems likely to change toward the end of 2005.

While Microsoft languished, it appeared that its rival, Apple Computer, continued to benefit from the popularity of its iPod digital music player. However, we grew concerned that investors’ expectations were higher than what the company could produce, and we reduced the portfolio’s position. The timing of this move proved fortunate, as the company’s April profit announcement did not meet analysts’ expectations, and the stock declined sharply. However, we believe that Apple Computer remains fundamentally sound with good growth prospects, and we began to buy more shares when the stock fell to a more attractive valuation.

Because of the potentially eroding effects of higher interest rates on economic activity, we attempted to shift the portfolio’s focus from economically sensitive stocks to those that are less dependent on economic growth. For example, the portfolio’s investment in Genentech, a biotechnology company with solid and consistent profits stemming from a broad array of successful cancer drugs, was amply rewarded. Similarly, the portfolio enjoyed a strong contribution from Gillette, a consumer staples company that received a takeover offer from Procter & Gamble at a substantial premium to its then-prevailing stock price.

4

The portfolio held shares of Gillette, not because we were speculating on a merger, but because the company was exhibiting consistent sales growth and expanding profit margins.

What is the portfolio’s current strategy?

Stock prices have generally been flat over the first half of 2005, but corporate profits have advanced more than 10%.Therefore,as of the reporting period’s end, valuations — stock prices relative to earnings — appear to be more attractive. In this environment, we have continued to favor shares of companies that we believe are likely to post positive earnings growth in the midst of a slowing economy.As interest rates continue to rise, we currently believe that an economic slowdown becomes increasingly likely, which could put pressure on corporate profits.Accordingly, stock selection may become a more important driver of portfolio performance, since only a relatively small number of stronger companies will be able to beat analysts’ profit expectations in a slower economy.

July 15, 2005
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders Growth
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard and Poor’s 500 BARRA Growth Index is a capitalization-
weighted index of all the stocks in the Standard and Poor’s 500 Composite Stock Price Index
that have high price-to-book ratios.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
[4]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Founders Growth Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.88	$ 4.88
Ending value (after expenses)	$969.00	$969.90

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 5.01	$ 5.01
Ending value (after expenses)	$1,019.84	$1,019.84

† Expenses are equal to the portfolio’s annualized expense ratio of 1.00% or Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2005 (Unaudited)

Common Stocks—95.7%	Shares	Value ($)

Airlines—1.9%
AMR	13,385 [a,b]	162,092
JetBlue Airways	9,751 [a,b]	199,311
		361,403
Application Software—1.0%
Autodesk	5,718	196,528
Asset Management & Custody Banks—1.4%
Northern Trust	4,085 [b]	186,235
State Street	1,637	78,985
		265,220
Auto Parts—.3%
Autoliv	1,089	47,698
Banking—.8%
Wells Fargo & Co.	2,522	155,305
Biotechnology—2.5%
Genentech	2,213 [a]	177,660
Genzyme	1,242 [a]	74,632
Gilead Sciences	2,516 [a]	110,679
MedImmune	4,340 [a]	115,965
		478,936
Broadcasting & Cable TV—2.6%
Clear Channel Communications	4,517	139,711
Comcast, Cl. A (Spec.)	7,445 [a]	222,978
EchoStar Communications, Cl. A	4,026	121,384
		484,073
Casinos & Gaming—.5%
Harrah's Entertainment	1,413	101,835
Communications Equipment—3.5%
Cisco Systems	21,725 [a]	415,165
Juniper Networks	2,073 [a]	52,198
Motorola	5,321	97,162
QUALCOMM	2,735	90,282
		654,807
Computer & Electronics Retail—.3%
Best Buy	898	61,558

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Computer Hardware—2.8%
Apple Computer	6,312 [a]	232,345
International Business Machines	4,119	305,630
		537,975
Computer Storage & Peripherals—1.7%
EMC	23,604 [a]	323,611
Consumer Product—.4%
Harman International Industries	924	75,177
Data Processing & Outsourced Services—1.4%
Automatic Data Processing	6,416	269,280
Department Stores—2.7%
J.C. Penney	1,194	62,780
Kohl's	8,181 [a]	457,400
		520,180
Diversified Financial—.5%
Citigroup	2,209	102,122
Electrical Components & Equipment—1.2%
Emerson Electric	3,507	219,643
Employment Services—.4%
Monster Worldwide	2,923 [a]	83,832
Food Retailing—1.4%
Safeway	11,470 [b]	259,107
General Merchandise—3.1%
Dollar General	12,618	256,902
Target	5,944	323,413
		580,315
Health Care Distributors—1.7%
Henry Schein	4,043 [a]	167,865
MGI Pharma	6,904 [a]	150,231
		318,096
Health Care Equipment—.3%
Medtronic	1,282	66,395
Health Care Facilities—2.1%
Charles River Laboratories International	3,374 [a]	162,795
Triad Hospitals	4,468 [a]	244,132
		406,927

8

Common Stocks (continued)	Shares	Value ($)

Health Care Technology—.8%
Amgen	2,354	142,323
Hotels, Resorts, & Cruise Lines—1.6%
Carnival	3,872	211,218
Starwood Hotels & Resorts Worldwide	1,736	101,677
		312,895
Household Products—2.5%
Clorox	2,533	141,139
Colgate-Palmolive	6,792	338,988
		480,127
Hypermarkets & Super Centers—1.0%
Wal-Mart Stores	4,057	195,547
Industrial Conglomerates—3.4%
General Electric	15,913	551,386
Tyco International	3,231	94,345
		645,731
Information Technology—1.0%
Accenture, Cl. A	8,300 [a]	188,161
Insurance-Life & Health—.0%
AFLAC	22	952
Insurance-Multiline—.4%
American International Group	1,198	69,604
Insurance-Property & Casualty —1.1%
Allstate	3,474	207,572
Integrated Oil & Gas—1.3%
ConocoPhillips	954	54,845
Exxon Mobil	3,282	188,617
		243,462
Internet Software—.7%
Yahoo!	3,728 [a]	129,175
Investment Banking & Brokerage—1.1%
Goldman Sachs Group	1,360	138,747
Morgan Stanley	1,474	77,341
		216,088

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Leisure Facilities—2.6%
Royal Caribbean Cruises	10,111 [b]	488,968
Media/Entertainment—4.4%
DreamWorks Animation SKG, Cl. A	1,735	45,457
Time Warner	19,518 [a]	326,146
Viacom, Cl. B	5,584	178,799
Walt Disney	10,943	275,545
		825,947
Personal Products—3.3%
Avon Products	1,685	63,777
Gillette	11,084 [a]	561,183
		624,960
Pharmaceuticals—8.3%
Abbott Laboratories	5,767	282,641
Eli Lilly & Co.	1,283	71,476
Johnson & Johnson	7,496	487,240
Pfizer	14,680	404,874
Wyeth	7,206	320,667
		1,566,898
Radio and TV Broadcasting—.3%
XM Satellite Radio Holdings, Cl. A	1,704	57,357
Railroads—1.4%
Union Pacific	4,087	264,838
Semiconductor Equipment—.8%
KLA-Tencor	1,267	55,368
Novellus Systems	3,754 [a,b]	92,761
		148,129
Semiconductors—7.8%
ATI Technologies	2,910 [a]	34,484
Broadcom, Cl. A	6,643 [a]	235,893
Intel	12,855	335,001
Linear Technology	8,707	319,460
Marvell Technology Group	1,400 [a]	53,256
Maxim Integrated Products	7,719 [b]	294,943
Microchip Technology	2,400	71,088
Texas Instruments	4,717	132,406
		1,476,531

10

Common Stocks (continued)	Shares	Value ($)

Soft Drinks—1.1%
Coca-Cola	5,038	210,336
Software—1.6%
Electronic Arts	3,604 [a]	204,022
SAP, ADR	2,345	101,538
		305,560
Specialty Chemicals—.7%
Sigma-Aldrich	2,520	141,221
Specialty Stores—.5%
PETsMART	1,726	52,384
Tiffany & Co.	1,405	46,028
		98,412
Systems Software—6.3%
Microsoft	34,522	857,526
Oracle	10,594 [a]	139,841
Symantec	8,712 [a]	189,399
		1,186,766
Telecommunication Services—.5%
ALLTEL	1,634	101,765
Thrifts & Mortgage Finance—.8%
PMI Group	3,887	151,515
Trading Companies & Distributors—.8%
W.W. Grainger	2,671	146,344
Other—5.1%
Standard & Poors Depository Receipts (Trust Ser. 1)	8,074 [b]	962,259
Total Common Stocks
(cost $16,478,619)		18,159,466

	Principal
Short-Term Investments—6.3%	Amount ($)	Value ($)

Commercial Paper;
Federal Home Loan Banks,
3.36%, 7/1/2005
(cost $1,200,000)	1,200,000	1,200,000

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—7.0%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $1,321,742)		1,321,742 [c]	1,321,742

Total Investments (cost $19,000,361)		109.0%	20,681,208

Liabilities, Less Cash and Receivables		(9.0%)	(1,703,576)

Net Assets		100.0%	18,977,632

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At June 30, 2005, the total market value of the portfolio's securities
	on loan is $1,263,690 and the total market value of the collateral held by the fund is $1,321,742.
[c]	Investment in affliliated money market mutual fund.
See notes to financial statements.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Short Term/Money Market Investments	13.3	Computer Hardware	2.8
Pharmaceuticals	8.3	Department Stores	2.7
Semiconductors	7.8	Broadcasting & Cable TV	2.6
Systems Software	6.3	Leisure Facilities	2.6
Media & Entertainment	4.4	Biotechnology	2.5
Communications Equipment	3.5	Household Products	2.5
Industrial Conglomerates	3.4	Health Care Facilities	2.1
Personal Products	3.3	Other	37.8
General Merchandise	3.1		109.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $1,263,690)—Note 1(b):
Unaffiliated issuers	17,678,619	19,359,466
Affiliated issuers	1,321,742	1,321,742
Cash		57,140
Receivable for investment securities sold		103,822
Dividends receivable		14,203
Prepaid expenses		2,132
		20,858,505

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		14,791
Liability for securities on loan—Note 1(b)		1,321,742
Payable for investment securities purchased		522,156
Accrued expenses		22,184
		1,880,873

Net Assets ($)		18,977,632

Composition of Net Assets ($):
Paid-in capital		33,973,947
Accumulated undistibuted investment income—net		17,732
Accumulated net realized gain (loss) on investments		(16,694,894)
Accumulated net unrealized appreciation
(depreciation) on investments		1,680,847

Net Assets ($)		18,977,632

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	14,001,337	4,976,295
Shares Outstanding	1,223,310	435,218

Net Asset Value Per Share ($)	11.45	11.43

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2005 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $145 foreign taxes withheld at source)	99,807
Interest	14,449
Income from securities lending	1,687
Total Income	115,943
Expenses:
Investment advisory fee—Note 3(a)	73,706
Auditing fees	18,326
Prospectus and shareholders' reports	9,290
Custodian fees—Note 3(b)	7,600
Distribution fees—Note 3(b)	6,209
Shareholder servicing costs—Note 3(b)	595
Legal fees	496
Trustees' fees and expenses—Note 3(c)	422
Loan commitment fees—Note 2	57
Miscellaneous	570
Total Expenses	117,271
Less—waiver of fees due to undertaking—Note 3(a)	(18,457)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(737)
Net Expenses	98,077
Investment Income—Net	17,866

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,132,723
Net unrealized appreciation (depreciation) on investments	(1,788,662)
Net Realized and Unrealized Gain (Loss) on Investments	(655,939)
Net (Decrease) in Net Assets Resulting from Operations	(638,073)

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	17,866	138,653
Net realized gain (loss) on investments	1,132,723	1,618,779
Net unrealized appreciation
(depreciation) on investments	(1,788,662)	(221,738)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(638,073)	1,535,694

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(42,734)	(76,466)
Service shares	(10,865)	(25,522)
Total Dividends	(53,599)	(101,988)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	193,937	757,535
Service shares	317,073	642,509
Dividends reinvested:
Initial shares	42,734	76,466
Service shares	10,865	25,522
Cost of shares redeemed:
Initial shares	(1,757,789)	(2,584,979)
Service shares	(552,819)	(1,380,155)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,745,999)	(2,463,102)
Total Increase (Decrease) in Net Assets	(2,437,671)	(1,029,396)

Net Assets ($):
Beginning of Period	21,415,303	22,444,699
End of Period	18,977,632	21,415,303
Undistributed investment income—net	17,732	53,465

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Capital Share Transactions:
Initial Shares
Shares sold	16,844	67,535
Shares issued for dividends reinvested	3,722	6,529
Shares redeemed	(152,449)	(234,961)
Net Increase (Decrease) in Shares Outstanding	(131,883)	(160,897)

Service Shares
Shares sold	27,667	57,327
Shares issued for dividends reinvested	947	2,183
Shares redeemed	(47,765)	(124,322)
Net Increase (Decrease) in Shares Outstanding	(19,151)	(64,812)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	11.84	11.03	8.44	11.77	14.73	19.87
Investment Operations:
Investment income (loss)—net [a]	.01	.07	.01	(.01)	.01	.02
Net realized and unrealized gain
(loss) on investments	(.37)	.80	2.58	(3.31)	(2.96)	(5.03)
Total from
Investment Operations	(.36)	.87	2.59	(3.32)	(2.95)	(5.01)
Distributions:
Dividends from investment
income—net	(.03)	(.06)	—	(.01)	(.01)	—
Dividends from net realized
gain on investments	—	—	—	—	—	(.13)
Total Distributions	(.03)	(.06)	—	(.01)	(.01)	(.13)
Net asset value, end of period	11.45	11.84	11.03	8.44	11.77	14.73

Total Return (%)	(3.10)[b]	7.86	30.69	(28.25)	(20.03)	(25.40)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.56[b]	1.00	1.09	1.09	1.09	1.08
Ratio of net expenses
to average net assets	.50[b]	.97	1.00	1.00	.99	.97
Ratio of net investment income
(loss) to average net assets	.09[b]	.65	.08	(.08)	.08	.11
Portfolio Turnover Rate	59.94[b]	114.49	126.24	165.08	180.84	171.96

Net Assets, end of period
($ x 1,000)	14,001	16,045	16,725	14,442	25,607	28,583

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares	(Unaudited)	2004	2003	2002	2001	2000 [a]

Per Share Data ($):
Net asset value,
beginning of period	11.82	11.02	8.43	11.76	14.73	14.73
Investment Operations:
Investment income (loss)—net	.01[b]	.07[b]	.01[b]	(.01)[b]	(.00)[b,c]	—
Net realized and unrealized
gain (loss) on investments	(.37)	.79	2.58	(3.31)	(2.96)	—
Total from
Investment Operations	(.36)	.86	2.59	(3.32)	(2.96)	—
Distributions:
Dividends from investment
income—net	(.03)	(.06)	—	(.01)	(.01)	—
Net asset value, end of period	11.43	11.82	11.02	8.43	11.76	14.73

Total Return (%)	(3.01)[d]	7.68	30.72	(28.21)	(20.16)	—

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68[d]	1.25	1.35	1.34	1.40	—
Ratio of net expenses
to average net assets	.49[d]	1.00	1.00	1.00	1.00	—
Ratio of net investment income
(loss) to average net assets	.09[d]	.63	.09	(.06)	(.01)	—
Portfolio Turnover Rate	59.94[d]	114.49	126.24	165.08	180.84	171.96

Net Assets, end of period
($ x 1,000)	4,976	5,370	5,719	4,333	4,147	—[e]

[a]	The portfolio commenced offering Service shares on December 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Not annualized.
[e]	Amount represents less than $1,000.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders Growth Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of Dreyfus. Dreyfus Service Corporation (the “Distributor”) is the distributor of the portfolio’s shares, which are sold without a sales charge.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Investments in registered investment companies are valued at their net asset value. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

20

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $17,046,044 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, $11,326,968 of the carryover expires in fiscal 2009 and $5,719,076 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $101,988.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the portfolio did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2005 to December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so

22

that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2005, Dreyfus waived receipt of fees of $18,457, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.25 of 1%
$100 million to $1 billion	.20 of 1%
$1 billion to $1.5 billion	.16 of 1%
In excess of $1.5 billion	.10 of 1%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, Service shares were charged $6,209 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $595 pursuant to the transfer agency agreement.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $7,600 pursuant to the custody agreement.

During the period ended June 30, 2005, the fund paid $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $11,840, Rule 12b-1 distribution plan fees $1,008, custodian fees $2,616, chief compliance officer fees $1,998 and transfer agency per account fees $16, which are offset against an expense reimbursement currently in effect in the amount of $2,687.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2005, amounted to $11,309,625 and $13,344,881, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $1,680,847, consisting of $1,917,144 gross unrealized appreciation and $236,297 gross unrealized depreciation.

At June 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September

24

2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Portfolio 25

For More Information

Dreyfus Investment Portfolios,	Custodian

Founders Growth Portfolio
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Founders Asset Management LLC	Distributor

Founders Financial Center
Dreyfus Service Corporation
2930 East Third Avenue
200 Park Avenue
Denver, CO 80206
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,

Founders International

Equity Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside,you’ll find valuable information about how the portfolio was managed during the reporting period,including a discussion with the portfolio managers, Remi J. Browne, CFA, and Daniel B. LeVan, CFA, of Founders Asset Management LLC, the portfolio’s sub-investment adviser.

On average, international stock prices in local currency terms ended the first half of 2005 modestly higher than where they began. However, a strengthening U.S. dollar eroded those returns for U.S. investors, presenting them with generally modest losses.While stocks in the emerging markets produced higher returns than stocks from industrialized nations, these differences were relatively small. Conversely, within the developed markets, European companies generally produced substantially better results than their counterparts in Japan.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and geopolitical concerns before rallying strongly later in the year. Currently, our economists expect the global economy to continue to grow over the foreseeable future, driven by the ongoing industrialization of China and other emerging markets and potentially setting the stage for better business conditions that could send international stock prices higher. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Remi J. Browne, CFA, Daniel B. LeVan, CFA, Portfolio Managers Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmarks?

For the six-month period ended June 30, 2005, the portfolio produced total returns of –1.02% for its Initial shares and –1.02% for its Service shares.1 In comparison, the portfolio’s benchmarks, the Morgan Stanley Capital International World ex U.S. Index and the MSCI World ex U.S. Growth Index, produced total returns of –0.71% and –1.12%, respectively, for the same period.2,3

We attribute the portfolio’s performance primarily to investors’ concerns regarding the potentially adverse effects of rising energy prices, a less accommodative U.S. monetary policy and a strengthening U.S. dollar on corporate earnings and global economic growth.

What is the portfolio’s investment approach?

The portfolio seeks long-term growth of capital.To pursue this goal, the portfolio normally invests at least 80% of its assets in the equity securities of foreign companies. The portfolio focuses on equity securities of foreign companies that are characterized as “growth” companies. The portfolio may purchase securities of companies in initial public offerings or shortly thereafter.

The portfolio will invest primarily in foreign issuers from at least three foreign countries with established or emerging economies, but will not invest more than 50% of its assets in issuers in any one foreign country.Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, at times it may invest in U.S.-based companies.

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

The portfolio focuses on individual stock selection.We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

The portfolio is broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world.We generally sell a stock when we determine that circumstances have changed and it will not achieve the growth in earnings we had anticipated, or when valuation becomes stretched.

What other factors influenced the portfolio’s performance?

Despite rising energy prices and mounting inflationary pressures, international equities generally gained value in local currency terms on the strength of robust export activity from Europe to the United States and ongoing demand for industrial commodities from China and other emerging markets. However, these gains were eroded for U.S. investors as the U.S. dollar strengthened against most major currencies, including the euro and yen.

Energy stocks fared particularly well over the first half of 2005 due to rising oil and gas prices.The portfolio’s investment in Oil Search Ltd., an Australian exploration and production company, represented the single greatest contributor to the portfolio’s performance over the reporting period.The company’s stock price rose following an unexpected upgrade to reserves at their Yemeni oil field.Another winner during the reporting period was Danish shipper A.P. Moller-Maersk, which rallied due to solid freight rates and an accretive acquisition of P&O Nedloyd.

Gains from these holdings were offset by disappointing returns in the consumer staples sector. SABMiller and Delhaize both had negative impacts on the portfolio’s relative return. SABMiller declined during the reporting period due to fears the company would overpay for an acquisition, while Delhaize announced a profit warning and was subsequently sold off.

4

What is the portfolio’s current strategy?

As always, separating politics and short-term changes in investor sentiment from underlying business and market fundamentals is a critical part of our investment process. We continue to search for companies with improving business momentum at reasonable valuations.

July 15, 2005
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Founders
International Equity Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World ex U.S.
Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities.
[3]	SOURCE: Morgan Stanley Capital International Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International
(MSCI) World ex U.S. Growth Index measures global developed market equity performance of growth securities outside of the U.S.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Founders International Equity Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 7.35	$ 7.35
Ending value (after expenses)	$989.80	$989.80

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 7.45	$ 7.45
Ending value (after expenses)	$1,017.41	$1,017.41

† Expenses are equal to the portfolio’s annualized expense ratio of 1.49% for Initial shares and 1.49% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—96.5%	Shares	Value ($)

Australia—3.6%
BHP Billiton	11,470	158,238
BlueScope Steel	7,600	47,543
Oil Search	34,090	79,549
Rinker Group	5,100	54,271
		339,601
Belguim—.7%
InBev	1,860	62,939
Canada—5.4%
Canadian National Railway	1,540	88,652
Canfor	4,200 [a]	50,285
Gildan Activewear	2,200 [a]	57,553
Husky Energy	1,800	71,439
Research In Motion	570 [a]	41,861
Sun Life Financial	1,650	55,461
TELUS	4,100	143,792
		509,043
Denmark—2.6%
AP Moller—Maersk	13	124,077
GN Store Nord	4,000	45,287
Novo-Nordisk, Cl. B	1,500	76,331
		245,695
Finland—2.3%
Fortum	3,100	49,693
Nokia	10,100	169,233
		218,926
France—10.4%
BNP Paribas	1,446	99,189
Bouygues	1,680	69,632
France Telecom	1,600	46,766
Renault	1,340	118,181
Sanofi-Aventis	1,970	161,826
Societe Generale	1,030	104,859
Suez	2,890	78,423

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

France (continued)
Total	701	164,780
Vivendi Universal	4,290	135,252
		978,908
Germany—7.4%
BASF	1,650	109,789
Continental	1,970	141,998
Deutsche Telekom	2,940	54,348
E.ON	1,370	122,119
Merck KGaA	1,240	99,760
SAP	500	87,112
ThyssenKrupp	4,360	75,903
		691,029
Greece—1.5%
Alpha Bank	1,879	49,965
Coca Cola Hellenic Bottling	3,400	92,550
		142,515
Hong Kong—1.4%
China Mobile (Hong Kong)	34,800	129,645
Italy—3.8%
Banca Intesa	21,300	97,535
Davide Campari-Milano	6,500	47,654
ENI	3,100	79,921
Mediaset	10,850	127,850
		352,960
Japan—19.2%
Asahi Breweries	7,300	87,001
Canon	3,000	157,945
Eisai	2,900	97,516
Honda Motor	2,900	143,007
Hoya	1,000	115,393
JFE Holdings	3,700	91,395
Kawasaki Kisen Kaisha	7,000	41,524
Kyocera	1,000	76,448
Mazda Motor	26,000	97,742
Mitsubishi	12,000	163,137

8

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Mitsui & Co.	7,000	66,261
NEC	8,000	43,272
Ono Pharmaceutical	2,000	94,839
Sankyo	2,200	42,245
Sanyo Shinpan Finance	900	61,826
Sumitomo Electric Industries	10,900	111,629
Sumitomo Rubber Industries	5,000	51,025
TV Asahi	22	47,203
Takeda Pharmaceutical	2,900	143,791
Yamada Denki	1,300	74,771
		1,807,970
Netherlands—3.0%
ING Groep	6,410	181,230
Randstad Holdings	1,100	38,007
Royal Dutch Petroleum	900	58,796
		278,033
Norway—1.5%
Norsk Hydro	560	51,404
Orkla	2,450	90,333
		141,737
Singapore—.6%
Keppel	7,900	58,546
Spain—2.6%
ACS	2,890	80,905
Gestevision Telecinco	2,000	46,844
Repsol YPF	4,440	113,661
		241,410
Sweden—2.8%
Telefonaktiebolaget LM Ericsson, Cl. B	34,500	110,835
Volvo, Cl. B	3,800	154,665
		265,500
Switzerland—6.7%
Baloise Holding	930	46,427
Compagnie Financiere Richemont, Cl. A	3,640	122,374
Credit Suisse Group	3,460	136,430

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Logitech International	1,600 [a]	51,420
Novartis	3,630	172,864
UBS	598	46,646
Zurich Financial Services	300	51,669
		627,830
United Kingdom—21.0%
AstraZeneca	3,800	157,168
Aviva	4,020	44,750
BAE Systems	12,200	62,665
BP	19,583	203,627
BT Group	11,800	48,572
Barclays	9,609	95,531
British American Tobacco	4,500	86,657
Burberry Group	6,130	44,322
Friends Provident	18,080	58,891
HBOS	4,240	65,298
O2	20,770	50,647
Old Mutual	22,730	49,629
Reckitt Benckiser	2,865	84,347
Royal Bank of Scotland Group	1,565	47,223
SABMiller	5,610	87,500
Sage Group	13,640	54,621
Shire Pharmaceuticals	7,370	80,723
Tesco	28,100	160,301
Vodafone Group	140,650	342,342
Xstrata	7,840	151,117
		1,975,931
Total Common Stocks
(cost $7,330,726)		9,068,218

10

		Principal
Short-Term Investments—4.2%		Amount ($)	Value ($)

Commercial Paper;
Morgan Stanley & Co.
3.36%, 7/1/2005
(cost $400,000)		400,000	400,000

Total Investments (cost $7,730,726)		100.7%	9,468,218
Liabilities, Less Cash and Receivables		(.7%)	(69,052)
Net Assets		100.0%	9,399,166

[a] Non-income producing.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Pharmaceuticals	11.5	Communications Equipment	4.1
Telecommunication Services	9.8	Automobiles	4.0
Diversified Banks	8.3	Short-Term Investments	3.9
Intergrated Oil & Gas	7.0	Construction	3.2
Metals	4.3	Other	40.4
Brewers	4.2		100.7
† Based on net assets.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	7,730,726	9,468,218
Receivable for investment securities sold		97,437
Dividends receivable		16,576
Prepaid expenses		466
		9,582,697

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		954
Cash overdraft due to Custodian		777
Payable for investment securities purchased		151,330
Accrued expenses		30,470
		183,531

Net Assets ($)		9,399,166

Composition of Net Assets ($):
Paid-in capital		13,080,490
Accumulated undistributed investment income—net		83,754
Accumulated net realized gain (loss) on investments		(5,501,966)
Accumulated net unrealized appreciation (depreciation) on investments
and foreign currency transactions		1,736,888

Net Assets ($)		9,399,166

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	7,597,241	1,801,925
Shares Outstanding	534,045	126,615

Net Asset Value Per Share ($)	14.23	14.23

See notes to financial statements.
12

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $19,110 foreign taxes withheld at source)	150,519
Interest	3,525
Total Income	154,044
Expenses:
Investment advisory fee—Note 3(a)	47,060
Custodian fees	21,988
Auditing fees	13,637
Distribution fees—Note 3(b)	2,498
Shareholder servicing costs—Note 3(b)	368
Prospectus and shareholders’ reports	336
Trustees’ fees and expenses—Note 3(c)	334
Legal fees	126
Loan commitment fees—Note 2	27
Miscellaneous	4,523
Total Expenses	90,897
Less—waiver of fees due to undertaking—Note 3(a)	(20,318)
Less—reduction in custody fees
due to arnings credits—Note 1(c)	(422)
Net Expenses	70,157
Investment Income—Net	83,887

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	339,183
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(518,727)
Net Realized and Unrealized Gain (Loss) on Investments	(179,544)
Net (Decrease) in Net Assets Resulting from Operations	(95,657)

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	83,887	56,173
Net realized gain (loss) on investments	339,183	1,696,837
Net unrealized appreciation
(depreciation) on investments	(518,727)	79,487
Net Increase (Decrease) in Net Assets
Resulting from Operations	(95,657)	1,832,497

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(44,227)	(34,898)
Service shares	(11,460)	(10,268)
Total Dividends	(55,687)	(45,166)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	1,246,296	1,325,511
Service shares	109,704	580,082
Dividends reinvested:
Initial shares	44,227	34,898
Service shares	11,460	10,268
Cost of shares redeemed:
Initial shares	(902,497)	(1,871,288)
Service shares	(686,596)	(706,880)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(177,406)	(627,409)
Total Increase (Decrease) in Net Assets	(328,750)	1,159,922

Net Assets ($):
Beginning of Period	9,727,916	8,567,994
End of Period	9,399,166	9,727,916
Undistributed investment income—net	83,754	55,554

14

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Capital Share Transactions:
Initial Shares
Shares sold	86,790	105,180
Shares issued for dividends reinvested	3,091	2,807
Shares redeemed	(62,743)	(148,927)
Net Increase (Decrease) in Shares Outstanding	27,138	(40,940)

Service Shares
Shares sold	7,663	45,252
Shares issued for dividends reinvested	801	825
Shares redeemed	(47,746)	(56,272)
Net Increase (Decrease) in Shares Outstanding	(39,282)	(10,195)

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	14.46	11.83	8.72	11.97	17.00	21.65
Investment Operations:
Investment income (loss)—net [a]	.13	.08	.06	.01	(.02)	.00[b]
Net realized and unrealized
gain (loss) on investments	(.28)	2.61	3.06	(3.26)	(5.00)	(3.55)
Total from Investment Operations	(.15)	2.69	3.12	(3.25)	(5.02)	(3.55)
Distributions:
Dividends from investment
income—net	(.08)	(.06)	(.01)	—	(.01)	—
Dividends from net realized
gain on investments	—	—	—	—	—	(1.10)
Total Distributions	(.08)	(.06)	(.01)	—	(.01)	(1.10)
Net asset value, end of period	14.23	14.46	11.83	8.72	11.97	17.00

Total Return (%)	(1.02)[c]	22.85	35.81	(27.15)	(29.56)	(17.41)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[c]	2.11	2.41	2.01	2.22	2.07
Ratio of net expenses
to average net assets	.74[c]	1.49	1.50	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.90[c]	.64	.66	.06	(.13)	.02
Portfolio Turnover Rate	31.87[c]	90.61	145.42	226.63	201.61	171.34

Net Assets, end of period
($ x 1,000)	7,597	7,329	6,483	5,103	9,099	11,888

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares	(Unaudited)	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	14.46	11.84	8.72	11.98	17.00	17.00
Investment Operations:
Investment income (loss)—net	.12[b]	.08[b]	.06[b]	.01[b]	(.06)[b]	—
Net realized and unrealized
gain (loss) on investments	(.27)	2.60	3.07	(3.27)	(4.95)	—
Total from Investment Operations	(.15)	2.68	3.13	(3.26)	(5.01)	—
Distributions:
Dividends from investment
income—net	(.08)	(.06)	(.01)	—	(.01)	—
Net asset value, end of period	14.23	14.46	11.84	8.72	11.98	17.00

Total Return (%)	(1.02)[c]	22.74	35.92	(27.21)	(29.50)	—

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[c]	2.36	2.66	2.26	2.55	—
Ratio of net expenses
to average net assets	.74[c]	1.49	1.50	1.50	1.50	—
Ratio of net investment income
(loss) to average net assets	.83[c]	.61	.64	.05	(.46)	—
Portfolio Turnover Rate	31.87[c]	90.61	145.42	226.63	201.61	171.34

Net Assets, end of period
($ x 1,000)	1,802	2,399	2,085	1,602	1,504	1

[a]	The portfolio commenced offering Service shares on December 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Founders International Equity Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide long-term growth of capital. The Dreyfus Corporation (“Dreyfus”) serves as the portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Founders Asset Management LLC (“Founders”) serves as the portfolio’s sub-investment adviser. Founders is a wholly-owned subsidiary of Dreyfus Service Corporation, which is a wholly-owned subsidiary of Dreyfus.

Dreyfus Service Corporation (the “Distributor”) is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series’ are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees.Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as:fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to

20

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $5,832,260 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, $2,829,932 of the carryover expires in fiscal 2009, $1,508,081 expires in fiscal 2010 and $1,494,247 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $45,166.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the portfolio did not borrow under the Facility.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2005 to December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2005, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $20,318, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35 of 1%
$100 million to $1 billion	.30 of 1%
$1 billion to $1.5 billion	.26 of 1%
In excess of $1.5 billion	.20 of 1%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the

22

period ended June 30, 2005, Service shares were charged $2,498 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $26 pursuant to the transfer agency agreement.

During the period ended June 30, 2005, the portfolio was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fee $7,746, Rule 12b-1 distribution plan fees $370, chief compliance officer fees $1,998 and transfer agency per account fees $9, which are offset against an expense reimbursement currently in effect in the amount of $9,169.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2005, amounted to $2,937,013 and $3,178,811, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $1,737,492, consisting of $1,791,600 gross unrealized appreciation and $54,108 gross unrealized depreciation.

At June 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought

24

against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Portfolio 25

For More	Information

Dreyfus	Custodian

Investment Portfolios,
The Bank of New York
Founders International
One Wall Street
Equity Portfolio
New York, NY 10286
200 Park Avenue

New York, NY 10166	Transfer Agent &

Dividend Disbursing Agent
Investment Adviser

Dreyfus Transfer, Inc.
The Dreyfus Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Distributor
Sub-Investment Adviser

Dreyfus Service Corporation
Founders Asset Management LLC
200 Park Avenue
210 University Boulevard
New York, NY 10166
Suite 800

Denver, CO 80206

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,

MidCap Stock Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O’Toole.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to headwinds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

John O’Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2005, the portfolio’s Initial shares produced a total return of 2.05%, and its Service shares produced a total return of 1.96% .1 This compares with the total return of 3.85% provided by the portfolio’s benchmark, the Standard & Poor’s MidCap 400 Index, for the same period.2

Despite relatively volatile market conditions, most stock market indices ended the reporting period close to where they began. However, mid-cap stocks generally produced higher returns than their large- and small-cap counterparts.While the portfolio benefited from the relative strength of the midcap market, disappointing performance from a small number of individual holdings, particularly in the financial and producer goods sectors, caused its returns to lag the benchmark.

What is the portfolio’s investment approach?

The portfolio normally invests at least 80% of its assets in growth and value stocks of midsize companies, which are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

In selecting securities, our investment team uses a computer model to identify and rank stocks within an industry or sector, based on:

  value, or how a stock is priced relative to its perceived intrinsic worth;
  growth, in this case the sustainability or growth of earnings; and
  financial profile, which measures the financial health of the company.

We then use fundamental analysis to select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research and company management. We attempt to manage risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The portfolio is structured so that its sector weightings

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P 400.

What other factors influenced the portfolio’s performance?

Although U.S. economic growth remained strong throughout the reporting period, the equity markets struggled with uncertainties related to high energy prices, rising interest rates and the potential impact of these factors on the rate of economic growth. In this uncertain market environment, we emphasized companies that we believed offered sound future business prospects and were likely to produce earnings that were in line with analysts’ expectations. This approach produced relatively strong returns among energy stocks, which benefited from rising oil and gas prices across a wide range of energy-related industries.Top energy performers included companies with extensive refinery operations, such as Tesoro and Sunoco; oil service providers, such as Todco; and exploration and production outfits, such as Newfield Exploration.

Our investment strategy also identified several strong individual stock selections in other sectors. Notable examples included clothing retailer Abercrombie & Fitch, which capitalized on current fashion trends; medical services provider Coventry Health Care, which rose as a result of favorable business conditions and a healthy pricing environment; and Whole Foods Market, the nation’s largest chain of natural and organic supermarkets, which continued its successful program of geographic expansion.

Unfortunately, the market’s lack of clear direction led to sharp declines in companies that failed to meet analysts’ earnings expectations or offered even slightly downbeat forecasts of future performance. The portfolio encountered some difficulties in the financial sector. Despite strong returns from holdings such as Chicago Mercantile Exchange Holdings and Zenith National Insurance, disappointments among a few other holdings, such as Puerto Rico-based bank Doral Financial, asset administration services provider Investors Financial Services and education lending services provider First Marblehead, detracted from returns. Weak individual stock selections in the producer goods and business services sectors further hurt the portfolio’s performance relative to its benchmark. Most notably, uncertainties regarding the future strength of

4

the U.S. economy took a toll on industrial distributor W. W. Grainger and trucker J. B. Hunt Transport Services, while cost-related concerns and difficulties in its magazine group proved detrimental to publisher Gemstar-TV Guide International.

What is the portfolio’s current strategy?

In our opinion, the midcap market’s recent strength compared to both small- and large-cap stocks reflects its relative stability and potential for growth.We believe that midcap stocks generally face fewer risks than small-cap stocks in unfavorable economic environments, but they offer the potential to grow by a greater order of magnitude than large-cap stocks when conditions permit. In our judgment, these characteristics position the midcap market to weather the uncertainties of the current investment environment. However, the recent strength in midcap stocks could end at any time, and performance could be more in line or below that of larger and smaller capitalization issues. In addition, we believe that the current environment should favor companies that continue to meet positive earnings forecasts despite broad economic uncertainties.Accordingly, we have focused our research and analytical efforts on identifying individual midcap companies with more predictable earnings under a variety of economic conditions.

July 15, 2005

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.96	$ 5.01
Ending value (after expenses)	$1,020.50	$1,019.60

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.96	$ 5.01
Ending value (after expenses)	$1,020.88	$1,019.84

† Expenses are equal to the portfolio’s annualized expense ratio of .79% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—99.3%	Shares	Value ($)

Consumer Cyclical—15.3%
Abercrombie & Fitch, Cl. A	65,600	4,506,720
Aeropostale	76,800 [a]	2,580,480
American Eagle Outfitters	95,200	2,917,880
Applebee’s International	104,900	2,778,801
Autoliv	47,000	2,058,600
Bandag	49,200 [b]	2,265,660
Barnes & Noble	69,200 [a]	2,684,960
CDW	82,800	4,727,052
CEC Entertainment	54,500 [a]	2,293,905
Chico’s FAS	77,000 [a,b]	2,639,560
Choice Hotels International	34,900	2,292,930
Claire’s Stores	115,800 [b]	2,784,990
Foot Locker	67,000	1,823,740
Guitar Center	43,500 [a]	2,539,095
HNI	41,800	2,138,070
Harman International Industries	36,300	2,953,368
Hibbett Sporting Goods	38,100 [a]	1,441,704
Michaels Stores	111,600	4,616,892
Pacific Sunwear of California	78,600 [a]	1,807,014
Penn National Gaming	78,400 [a]	2,861,600
Polaris Industries	34,500	1,863,000
Sonic	53,700 [a]	1,639,461
Toro	43,200	1,667,952
Whole Foods Market	53,600	6,340,880
		66,224,314
Consumer Staples—3.3%
Estee Lauder Cos., Cl. A	43,600	1,706,068
Gold Kist	58,600 [a]	1,264,588
Hormel Foods	140,600	4,123,798
Pilgrim’s Pride	61,400 [b]	2,095,582
SUPERVALU	39,500 [b]	1,288,095
Sanderson Farms	51,600	2,344,704
Sensient Technologies	72,200	1,488,042
		14,310,877
Energy—9.7%
Energen	92,000	3,224,600
Grant Prideco	97,000 [a]	2,565,650

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Houston Exploration	52,700 [a]	2,795,735
Hydril	44,800 [a]	2,434,880
Newfield Exploration	82,600 [a]	3,294,914
Oceaneering International	53,200 [a]	2,056,180
Plains Exploration & Production	81,300 [a]	2,888,589
Pride International	75,400 [a]	1,937,780
Questar	48,700	3,209,330
Sunoco	29,000	3,296,720
Tesoro	77,700 [b]	3,614,604
Todco, Cl. A	108,000 [a]	2,772,360
W&T Offshore	120,900	2,910,063
Weatherford International	86,300 [a]	5,003,674
		42,005,079
Health Care—12.2%
Apria Healthcare Group	29,000 [a]	1,004,560
Barr Pharmaceuticals	32,700 [a]	1,593,798
Cephalon	45,400 [a]	1,807,374
Charles River Laboratories International	48,100 [a]	2,320,825
Coventry Health Care	82,400 [a]	5,829,800
Dade Behring Holdings	36,200	2,353,362
Diagnostic Products	40,000	1,893,200
Endo Pharmaceuticals Holdings	59,000 [a]	1,550,520
Express Scripts	41,000 [a]	2,049,180
First Horizon Pharmaceutical	74,500 [a,b]	1,418,480
Genesis HealthCare	41,000 [a]	1,897,480
Hospira	68,300 [a]	2,663,700
Invitrogen	29,000 [a]	2,415,410
Kindred Healthcare	47,300 [a]	1,873,553
Millipore	48,300 [a]	2,740,059
PacifiCare Health Systems	76,500 [a]	5,465,925
PerkinElmer	75,900	1,434,510
Sybron Dental Specialties	56,300 [a]	2,118,006
Thermo Electron	89,400 [a]	2,402,178
United Therapeutics	25,300 [a,b]	1,219,460
Varian Medical Systems	116,100 [a,b]	4,334,013
WellChoice	36,700 [a]	2,549,549
		52,934,942

8

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive—17.3%
A.G. Edwards	70,200	3,169,530
AMB Property	48,800 [b]	2,119,384
Allmerica Financial	58,500 [a]	2,169,765
American Financial Group	115,000	3,854,800
AmeriCredit	111,200 [a,b]	2,835,600
Apollo Investment	108,100	1,992,283
BankAtlantic Bancorp, Cl. A	129,000	2,444,550
Bank of Hawaii	74,300	3,770,725
BlackRock, Cl.A	24,200	1,946,890
Chicago Mercantile Exchange Holdings	6,050	1,787,775
Colonial BancGroup	143,600	3,167,816
Dime Bancorp (warrants)	19,900 [a]	3,582
Downey Financial	31,900 [b]	2,335,080
Federal Realty Investment Trust	42,400	2,501,600
FirstFed Financial	28,500 [a]	1,698,885
First Marblehead	25,500 [a,b]	894,030
Hudson City Bancorp	211,500	2,413,215
Investors Financial Services	82,100	3,105,022
Lincoln National	59,900	2,810,508
Mercury General	35,000	1,908,200
MoneyGram International	121,900	2,330,728
National Financial Partners	52,100	2,039,194
New Century Financial	44,400 [b]	2,284,380
Regency Centers	41,000 [b]	2,345,200
SVB Financial Group	56,700 [a,b]	2,715,930
Selective Insurance Group	41,800 [b]	2,071,190
State Auto Financial	65,800	2,042,432
Texas Regional Bancshares, Cl. A	34,400	1,048,512
United Fire & Casualty	70,500	3,131,610
Unitrin	54,900	2,695,590
Weingarten Realty Investors	85,300 [b]	3,345,466
Wilmington Trust	54,150	1,949,942
		74,929,414
Producer Goods—15.4%
Bemis	95,200	2,526,608
Brookfield Homes	31,700	1,445,520
CNF	60,700	2,725,430

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods (continued)
Cooper Industries, Cl. A	36,100	2,306,790
Crane	62,700	1,649,010
D.R. Horton	51,733	1,945,678
Eagle Materials	20,700	1,916,613
Energizer Holdings	48,900 [a]	3,040,113
FMC	31,000 [a]	1,740,340
Florida Rock Industries	24,900	1,826,415
J.B. Hunt Transport Services	193,600	3,736,480
Lennar, Cl. A	101,000	6,408,450
Lubrizol	84,300	3,541,443
Lyondell Chemical	92,900	2,454,418
Nucor	41,200	1,879,544
Overseas Shipholding Group	57,800	3,447,770
Potlatch	43,000	2,250,190
Rockwell Automation	38,400	1,870,464
Sherwin-Williams	42,200	1,987,198
Sigma-Aldrich	36,100	2,023,044
Silgan Holdings	26,300	1,479,112
Standard Pacific	32,700	2,875,965
Stanley Works	57,300	2,609,442
Teledyne Technologies	58,300 [a]	1,899,414
Timken	92,900	2,145,990
Toll Brothers	27,400 [a]	2,782,470
W.W. Grainger	40,100	2,197,079
		66,710,990
Services—10.4%
Acxiom	122,300	2,553,624
Catalina Marketing	68,400	1,738,044
Cognizant Technology Solutions, Cl. A	97,300 [a]	4,585,749
Copart	124,100 [a]	2,953,580
Cox Radio, Cl. A	91,900 [a,b]	1,447,425
Equifax	69,900	2,496,129
FactSet Research Systems	94,800	3,397,632
Gemstar-TV Guide International	296,700 [a]	1,065,153
Getty Images	30,900 [a,b]	2,294,634
ITT Educational Services	53,300 [a,b]	2,847,286
La Quinta	201,100 [a]	1,876,263

10

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Manpower	71,000	2,824,380
NAVTEQ	27,900 [a]	1,037,322
ProQuest	39,600 [a]	1,298,484
Republic Services	130,700	4,706,507
Robert Half International	81,000 [b]	2,022,570
Rollins	66,000	1,322,640
Washington Post, Cl. B	5,800	4,843,174
		45,310,596
Technology—10.5%
Amphenol, Cl. A	81,400	3,269,838
Arrow Electronics	126,700 [a]	3,441,172
Autodesk	77,500 [a]	2,663,675
Avnet	86,000 [a]	1,937,580
Citrix Systems	91,000 [a]	1,971,060
Freescale Semiconductor, Cl. A	114,600 [a]	2,427,228
Harris	146,000	4,556,660
Imation	54,700	2,121,813
InfoSpace	51,700 [a]	1,702,481
Lam Research	70,400 [a]	2,037,376
Micrel	157,000 [a]	1,808,640
Microchip Technology	67,400	1,996,388
National Semiconductor	83,700	1,843,911
Novell	287,500 [a]	1,782,500
SanDisk	72,000 [a]	1,708,560
Sybase	96,200 [a]	1,765,270
Tech Data	65,600 [a]	2,401,616
Transaction Systems Architects	87,500 [a]	2,155,125
Varian Semiconductor Equipment Associates	53,500 [a]	1,979,500
Western Digital	152,000 [a]	2,039,840
		45,610,233
Utilities—5.2%
CenturyTel	83,100	2,877,753
Great Plains Energy	104,900	3,345,261
NRG Energy	63,000 [a]	2,368,800
OGE Energy	123,100	3,562,514
Pinnacle West Capital	53,600	2,382,520
SCANA	100,500 [b]	4,292,355

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
WPS Resources	69,900	3,931,875
		22,761,078
Total Common Stocks
(cost $373,590,265)		430,797,523

	Principal
Short-Term Investments—1.4%	Amount ($)	Value ($)

Repurchase Agreement;
Greenwich Capital Markets, Tri-Party Repurchase
Agreement, 2.90%, dated 6/30/2005, due 7/1/2005,
in the amount of $6,000,483 (fully collateralized by
$6,100,000 Federal Home Loan Mortgage Corp.,
Notes, 4.20%, 11/26/2007, value $6,122,854)
(cost $6,000,000)	6,000,000	6,000,000

Investment of Cash Collateral
for Securities Loaned—4.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,675,338)	20,675,338 [c]	20,675,338

Total Investments (cost $430,265,603)	105.5%	457,472,861
Liabilities, Less Cash and Receivables	(5.5%)	(23,896,690)
Net Assets	100.0%	433,576,171

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At June 30, 2005, the total market value of the portfolio’s securities on loan is $23,019,301 and the total market value of the collateral held by the portfolio is $23,779,178, consisting of cash collateral of $20,675,338 and U.S. Government and agency securities valued at $3,103,840.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	17.3	Energy	9.7
Producer Goods	15.4	Short-Term/
Consumer Cyclical	15.3	Money Market Investments	6.2
Health Care	12.2	Other	8.5
Technology	10.5
Services	10.4		105.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $23,019,301)—Note 1(b):
Unaffiliated issuers	379,590,265	436,797,523
Affiliated issuers	20,675,338	20,675,338
Receivable for investment securities sold		4,569,060
Dividends and interest receivable		194,115
Receivable for shares of Beneficial Interest subscribed		8,852
Prepaid expenses		10,094
		462,254,982

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		285,134
Cash overdraft due to Custodian		1,406,602
Liability for securities on loan—Note 1(b)		20,675,338
Payable for investment securities purchased		6,043,974
Payable for shares of Beneficial Interest redeemed		232,558
Accrued expenses		35,205
		28,678,811

Net Assets ($)		433,576,171

Composition of Net Assets ($):
Paid-in capital		341,754,378
Accumulated undistributed investment income—net		773,641
Accumulated net realized gain (loss) on investments		33,840,894
Accumulated net unrealized appreciation
(depreciation) on investments		57,207,258

Net Assets ($)		433,576,171

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	349,818,054	83,758,117
Shares Outstanding	19,538,644	4,695,873

Net Asset Value Per Share ($)	17.90	17.84

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $1,051 foreign taxes withheld at source)	2,408,375
Interest	71,166
Income from securities lending	13,237
Total Income	2,492,778
Expenses:
Investment advisory fee—Note 3(a)	1,560,484
Distribution fees—Note 3(b)	100,386
Prospectus and shareholders’ reports	27,221
Professional fees	22,719
Custodian fees—Note 3(b)	21,725
Trustees’ fees and expenses—Note 3(c)	4,542
Shareholder servicing costs—Note 3(b)	3,494
Registration fees	1,930
Miscellaneous	6,943
Total Expenses	1,749,444
Less—waiver of fees due to undertaking—Note 3(a)	(18,344)
Net Expenses	1,731,100
Investment Income—Net	761,678

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	33,861,481
Net unrealized appreciation (depreciation) on investments	(26,019,077)
Net Realized and Unrealized Gain (Loss) on Investments	7,842,404
Net Increase in Net Assets Resulting from Operations	8,604,082

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	761,678	1,483,312
Net realized gain (loss) on investments	33,861,481	35,312,341
Net unrealized appreciation
(depreciation) on investments	(26,019,077)	16,976,570
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,604,082	53,772,223

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	(105,742)	(1,247,333)
Service shares	—	(140,525)
Net realized gain on investments:
Initial shares	(1,407,926)	(8,014,833)
Service shares	(339,126)	(1,899,359)
Total Dividends	(1,852,794)	(11,302,050)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	20,159,032	38,662,714
Service shares	6,667,402	26,036,803
Dividends reinvested:
Initial shares	1,513,668	9,262,166
Service shares	339,126	2,039,884
Cost of shares redeemed:
Initial shares	(22,346,059)	(39,708,550)
Service shares	(6,166,880)	(12,581,127)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	166,289	23,711,890
Total Increase (Decrease) in Net Assets	6,917,577	66,182,063

Net Assets ($):
Beginning of Period	426,658,594	360,476,531
End of Period	433,576,171	426,658,594
Undistributed investment income—net	773,641	117,705

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Capital Share Transactions:
Initial Shares
Shares sold	1,170,013	2,387,774
Shares issued for dividends reinvested	87,850	531,785
Shares redeemed	(1,296,618)	(2,450,805)
Net Increase (Decrease) in Shares Outstanding	(38,755)	468,754

Service Shares
Shares sold	387,519	1,619,530
Shares issued for dividends reinvested	19,751	117,505
Shares redeemed	(360,748)	(778,615)
Net Increase (Decrease) in Shares Outstanding	46,522	958,420

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	17.62	15.82	12.04	13.80	14.29	13.44
Investment Operations:
Investment income—net [a]	.03	.07	.04	.04	.03	.05
Net realized and unrealized
gain (loss) on investments	.33	2.22	3.78	(1.76)	(.50)	1.05
Total from Investment Operations	.36	2.29	3.82	(1.72)	(.47)	1.10
Distributions:
Dividends from investment
income—net	(.01)	(.07)	(.04)	(.04)	(.02)	(.03)
Dividends from net realized
gain on investments	(.07)	(.42)	—	—	—	(.13)
Dividends in excess of net
realized gain on investments	—	—	—	—	—	(.09)
Total Distributions	(.08)	(.49)	(.04)	(.04)	(.02)	(.25)
Net asset value, end of period	17.90	17.62	15.82	12.04	13.80	14.29

Total Return (%)	2.05[b]	14.48	31.72	(12.49)	(3.26)	8.28

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.39[b]	.78	.82	.85	.89	1.04
Ratio of net expenses
to average net assets	.39[b]	.78	.82	.85	.89	.98
Ratio of net investment income
to average net assets	.20[b]	.43	.32	.32	.24	.34
Portfolio Turnover Rate	53.00[b]	79.75	74.15	69.15	76.37	102.89

Net Assets, end of period
($ x 1,000)	349,818	344,979	302,253	218,387	181,028	76,784
[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares	(Unaudited)	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	17.57	15.77	12.02	13.78	14.29	14.29
Investment Operations:
Investment income—net	.02[b]	.04[b]	.02[b]	.02[b]	.01[b]	—
Net realized and unrealized
gain (loss) on investments	.32	2.21	3.75	(1.75)	(.50)	—
Total from Investment Operations	.34	2.25	3.77	(1.73)	(.49)	—
Distributions:
Dividends from investment
income—net	—	(.03)	(.02)	(.03)	(.02)	—
Dividends from net realized
gain on investments	(.07)	(.42)	—	—	—	—
Total Distributions	(.07)	(.45)	(.02)	(.03)	(.02)	—
Net asset value, end of period	17.84	17.57	15.77	12.02	13.78	14.29

Total Return (%)	1.96[c]	14.23	31.48	(12.64)	(3.36)	—

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52[c]	1.03	1.06	1.10	1.17	—
Ratio of net expenses
to average net assets	.50[c]	1.00	1.00	1.00	1.00	—
Ratio of net investment income
to average net assets	.10[c]	.22	.12	.15	.07	—
Portfolio Turnover Rate	53.00[c]	79.75	74.15	69.15	76.37	102.89

Net Assets, end of period
($ x 1,000)	83,758	81,680	58,224	18,320	9,764	1

[a]	The portfolio commenced offering Service shares on December 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the MidCap Stock Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from

20

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $1,387,858 and long-term capital gains $9,914,192.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the portfolio did not borrow under the line of credit.

22

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager,the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2005 to December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2005, the Manager waived receipt of fees of $18,344, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, Service shares were charged $100,386 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $394 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $21,725 pursuant to the custody agreement.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2005, the portfolio was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $265,869, Rule 12b-1 distribution plan fees $17,078, custodian fees $11,847, chief compliance officer fees $1,998 and transfer agency per account fees $135, which are offset against an expense reimbursement currently in effect in the amount of $11,793.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2005, amounted to $223,628,266 and $220,456,617, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $57,207,258, consisting of $67,237,204 gross unrealized appreciation and $10,029,946 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999

24

and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Portfolio 25

For More	Information

Dreyfus	Transfer Agent &
Investment Portfolios,	Dividend Disbursing Agent
MidCap Stock Portfolio
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,Thomas Durante, CFA.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to headwinds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Thomas Durante, CFA, Portfolio Manager

How did Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2005, the portfolio’s Service shares produced a total return of 1.64% .1 In comparison, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), the portfolio’s benchmark, produced a 1.79% return for the same period.2,3

We attribute the S&P 600 Index’s performance to investors’ concerns regarding the potentially adverse effects of rising interest rates and surging energy prices on stock prices. Continuing the prevailing trend of the past several years, returns from small-cap stocks outperformed returns from large-cap stocks during the reporting period. The difference in returns between the portfolio and the S&P 600 Index was primarily due to the portfolio’s expenses, sampling strategy and transaction costs.

What is the portfolio’s investment approach?

The portfolio seeks to match the total return of the S&P 600 Index. To pursue this goal, the portfolio invests in a representative sample of stocks included in the S&P 600 Index and in futures whose performance is related to the S&P 600 Index.

The portfolio’s investments are selected by a “sampling” process based on market capitalization, industry representation and other means. By using this sampling process, the portfolio typically will not invest in all 600 stocks in the S&P 600 Index. However, at times, the portfolio may be fully invested in all of the stocks that comprise the S&P 600 Index. Under these circumstances, the portfolio maintains approximately the same weighting for each stock as the S&P 600 Index does.

The S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $40 million and approximately $5.2 billion, depending on S&P 600 Index composition. Each stock is weighted by its market capitalization, which means

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

larger companies have greater representation in the S&P 600 Index than smaller ones. The portfolio may also invest in stock futures as a substitute for the sale or purchase of securities.

What other factors influenced the portfolio’s performance?

Over the final months of 2004, just before the reporting period began, small-cap stocks had led a sharp stock market rally as the U.S. economy showed signs of more sustainable growth and inflationary pressures appeared to remain low. During the first quarter of 2005, however, these positive influences were offset by concerns regarding rising interest rates and surging energy prices, both of which threatened to erode economic activity and corporate financial results. Investors have turned their attention to companies with track records of stable and predictable earnings under a broad range of economic conditions.

Nonetheless, several market sectors made positive contributions to the S&P 600 Index’s overall performance. For example, almost all of the energy companies represented in the S&P 600 Index posted positive returns for the reporting period, due in large part to rising oil and gas prices.Within the health care sector, medical service providers such as HMOs fared well in a business environment characterized by greater pricing power, lower costs and increased M&A activity. In addition, the S&P 600 Index’s stocks in the medical products area also helped boost performance.

Many of the S&P 600 Index’s electric utilities posted gains amid increased demand for energy in a growing economy, and their high dividends attracted income-oriented investors seeking an alternative to low-yielding bonds. Specialty retail stocks also fared well, driven by strong consumer spending.

On the other hand, stocks within the technology and financials areas reported negative absolute returns. While technology stocks suffered across the board, banks and financial service companies were hurt by rising interest rates.

4

What is the portfolio’s current strategy?

Our strategy is to attempt to replicate the returns of the small-cap market as represented by the S&P 600 Index.Accordingly, the percentages of the portfolio’s assets invested in each market sector closely approximate its representation in the S&P 600 Index. In our view, one of the greatest benefits of broadly diversified index funds is that they can help investors participate in the gains of specific asset classes, such as small-cap stocks, while enabling them to manage risks by limiting the impact of unexpected losses in any single industry group or holding.

July 15, 2005
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock
Index Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of portfolio expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
[3]	“Standard & Poor’s®,”“S&P®,”“S&P SmallCap 600” and “Standard & Poor’s SmallCap
600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the
portfolio.The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.00
Ending value (after expenses)	$1,016.40

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.01
Ending value (after expenses)	$1,021.82

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—99.7%	Shares	Value ($)

Consumer Cyclical—17.2%
ALLETE	21,300	1,062,870
Action Performance Cos.	9,300	82,026
Albany International, Cl. A	22,900	735,319
Angelica	6,800 [a]	166,668
Applica	11,000 [b]	35,530
Arctic Cat	14,300	293,579
Argosy Gaming	21,000 [b]	978,810
Ashworth	7,000 [b]	63,070
Aztar	23,400 [b]	801,450
Bally Total Fitness Holdings	14,500 [a,b]	46,980
Bassett Furniture	9,100	171,626
Brown Shoe	14,000	548,100
Burlington Coat Factory Warehouse	21,500	916,760
CEC Entertainment	26,450 [b]	1,113,280
CPI	4,300	77,615
Casey’s General Stores	38,000	753,160
Cato, Cl. A	26,550	548,258
Children’s Place Retail Stores	15,600 [b]	728,052
Christopher & Banks	23,350	426,371
Coachmen Industries	6,500	81,445
Cost Plus	12,500 [b]	311,750
Department 56	14,100 [b]	144,525
Dress Barn	16,900 [b]	382,447
Electronics Boutique Holdings	12,500 [b]	793,625
Enesco Group	3,000 [b]	8,970
Ethan Allen Interiors	26,700	894,717
Fedders	5,000 [a]	11,000
Finish Line, Cl. A	34,100	645,172
Fleetwood Enterprises	31,600 [a,b]	320,740
Fossil	39,200 [b]	889,840
Fred’s	22,800	378,024
Frontier Airlines	20,900 [b]	215,897
GameStop, Cl. B	36,000 [b]	1,076,400
Genesco	18,600 [b]	689,874
Goody’s Family Clothing	19,900	146,763

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Great Atlantic & Pacific Tea	18,200 [a,b]	528,892
Group 1 Automotive	16,800 [b]	403,872
Guitar Center	19,100 [b]	1,114,867
Gymboree	15,500 [b]	211,730
Haggar	2,200	44,770
Hancock Fabrics	7,700 [a]	51,128
Haverty Furniture	19,300	285,254
Hibbett Sporting Goods	19,900 [b]	753,016
Hot Topic	32,570 [a,b]	622,738
IHOP	14,600	633,494
Insight Enterprises	32,300 [b]	651,814
Interface, Cl. A	29,300 [b]	235,865
J. Jill Group	11,300 [b]	155,375
JAKKS Pacific	20,900 [b]	401,489
Jack in the Box	26,500 [b]	1,004,880
Jo-Ann Stores	17,425 [b]	459,846
K-Swiss	24,400	789,096
K2	30,900 [b]	391,812
Kellwood	19,800	532,620
La-Z Boy	35,000 [a]	509,950
Landry’s Restaurants	15,000	451,350
Linens ‘n Things	31,100 [b]	735,826
Lone Star Steakhouse & Saloon	15,700	477,437
Longs Drug Stores	25,200	1,084,860
Marcus	21,000	445,620
Men’s Wearhouse	36,900 [a,b]	1,270,467
Mesa Air Group	27,900 [a,b]	187,209
Midas	13,000 [b]	299,000
Monaco Coach	19,200	330,048
Movie Gallery	21,200	560,316
Multimedia Games	18,800 [a,b]	206,988
NBTY	41,500 [b]	1,076,510
National Presto Industries	3,600	158,652
Nautilus Group	25,500	726,750
O’Charleys	16,000 [b]	282,560
OshKosh B’Gosh	9,500	246,905

8

Common Stocks (continued)	Shares		Value ($)

Consumer Cyclical (continued)
Oshkosh Truck	26,500		2,074,420
Oxford Industries	11,100		477,855
P.F. Chang’s China Bistro	17,800	[a,b]	1,049,844
Panera Bread, Cl. A	21,400	[a,b]	1,328,619
Papa John’s International	11,000	[b]	439,670
Peet’s Coffee & Tea	6,400	[b]	211,456
Pep Boys-Manny, Moe & Jack	35,600	[a]	482,024
Phillips-Van Heusen	22,800		745,332
Pinnacle Entertainment	25,700	[b]	502,692
Polaris Industries	31,800	[a]	1,717,200
Quiksilver	84,600	[b]	1,351,908
RARE Hospitality International	22,650	[b]	690,146
Russ Berrie & Co.	10,300		131,943
Russell	22,000		449,900
Ryan’s Restaurant Group	30,300	[b]	424,503
SCP Pool	38,525		1,351,842
School Specialty	16,100	[b]	748,650
Select Comfort	26,800	[b]	574,324
ShopKo Stores	21,300	[b]	517,803
Shuffle Master	23,950	[a,b]	671,319
SkyWest	40,200		730,836
Sonic	45,350	[b]	1,384,535
Sonic Automotive	28,800		612,288
Stage Stores	13,200	[b]	575,520
Standard Motor Products	7,500		99,000
Steak n Shake	20,200	[b]	376,124
Stein Mart	28,200		620,400
Stride Rite	27,400		377,846
Sturm Ruger & Co.	17,300		144,801
Superior Industries International	17,500	[a]	414,750
TBC	15,200	[b]	412,376
Too	24,500	[b]	572,565
Toro	32,700		1,262,547
Tractor Supply	23,900	[a,b]	1,173,490
TreeHouse Foods	21,200	[b]	604,412
Triarc, Cl. B	37,800	[a]	561,708

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
WMS Industries	16,600 [b]	560,250
Wabash National	23,600 [a]	571,828
Winnebago Industries	22,200 [a]	727,050
Wolverine World Wide	42,800 [b]	1,027,628
Zale	37,000 [b]	1,172,530
		64,787,653
Consumer Staples—2.4%
Alliance One International	57,600	346,176
American Italian Pasta, Cl. A	12,300 [a]	258,546
Corn Products International	53,400	1,268,784
Delta & Pine Land	26,800	671,608
Flowers Foods	29,800	1,053,728
Hain Celestial Group	22,000 [b]	429,000
J & J Snack Foods	7,000	366,450
Lance	23,500	404,435
Libbey	10,000	158,100
Nash Finch	10,500	385,770
Nature’s Sunshine Products	10,600	184,864
Performance Food Group	30,000 [b]	906,300
Ralcorp Holdings	20,200	831,230
Sanderson Farms	12,100	549,824
United Natural Foods	24,500 [b]	744,065
WD-40	12,400	346,332
		8,905,212
Energy—9.2%
American States Water	9,650	283,421
Atmos Energy	58,700	1,690,560
Atwood Oceanics	10,300 [b]	634,068
Cabot Oil & Gas	34,000	1,179,800
Cal Dive International	28,400 [b]	1,487,308
Carbo Ceramics	9,600	758,016
Cascade Natural Gas	7,300	149,650
Cimarex Energy	58,100 [b]	2,260,671
Dril-Quip	9,000 [b]	261,090
Energen	53,800	1,885,690
Frontier Oil	39,600	1,162,260
Headwaters	29,100 [a,b]	1,000,458

10

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Hydril	16,000 [b]	869,600
Laclede Group	16,000	508,160
New Jersey Resources	19,900	960,175
Northwest Natural Gas	21,000	803,040
Oceaneering International	18,700 [b]	722,755
Penn Virginia	13,400	598,578
Petroleum Development	13,100 [b]	417,235
Piedmont Natural Gas	53,500 [a]	1,285,070
Remington Oil & Gas	21,500 [b]	767,550
St. Mary Land & Exploration	41,000	1,188,180
Southern Union	68,498 [b]	1,681,631
Southwest Gas	25,000	637,750
Southwestern Energy	50,600 [b]	2,377,188
Spinnaker Exploration	20,700 [b]	734,643
Stone Energy	17,700 [b]	865,530
Swift Energy	20,300 [b]	727,146
TETRA Technologies	14,600 [b]	465,010
UGI	74,500	2,078,550
Unit	29,800 [b]	1,311,498
Veritas DGC	24,500 [b]	679,630
Vintage Petroleum	43,100	1,313,257
W-H Energy Services	20,200 [b]	503,586
World Fuel Services	15,700	367,537
		34,616,291
Health Care—10.7%
Accredo Health	33,200 [b]	1,507,280
Alpharma, Cl. A	37,900	548,413
Amedisys	11,600 [a,b]	426,648
American Healthways	23,800 [a,b]	1,006,026
American Medical Systems Holdings	45,800 [b]	945,770
Amerigroup	37,000 [b]	1,487,400
AmSurg	21,250 [b]	588,413
ArQule	23,700 [b]	153,576
ArthroCare	16,100 [a,b]	562,534
BioLase Technology	9,000 [a]	56,880
Biosite	12,200 [b]	670,878
Bradley Pharmaceuticals	12,000 [a,b]	129,000

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
CONMED	21,200 [a,b]	652,324
Cambrex	19,300	367,665
Connetics	26,000 [b]	458,640
Cooper Cos.	31,800	1,935,348
Cyberonics	15,400 [b]	668,206
DJ Orthopedics	14,800 [b]	405,964
Datascope	11,600	386,860
Diagnostic Products	19,500	922,935
Enzo Biochem	23,766 [b]	426,124
Gentiva Health Services	18,300 [b]	326,838
Haemonetics	18,900 [b]	768,096
Healthcare Services Group	16,750	336,340
Hologic	15,200 [b]	604,200
Hooper Holmes	46,700	193,805
ICU Medical	9,900 [a,b]	318,483
IDEXX Laboratories	24,300 [b]	1,514,619
Immucor	31,450 [b]	910,477
Integra LifeSciences Holdings	17,600 [b]	513,920
Invacare	23,300	1,033,588
Kensey Nash	7,900 [a,b]	238,896
LCA-Vision	12,350	598,481
LabOne	12,500 [b]	497,625
MGI Pharma	49,400 [b]	1,074,944
Medicis Pharmaceutical, Cl. A	39,500 [a]	1,253,335
Mentor	26,500	1,099,220
Merit Medical Systems	16,900 [b]	260,429
Noven Pharmaceuticals	14,800 [b]	258,704
Odyssey Healthcare	24,700 [b]	356,174
Osteotech	11,400 [b]	41,952
Owens & Minor	29,100	941,385
Pediatrix Medical Group	17,400 [b]	1,279,596
PolyMedica	20,000	713,200
Possis Medical	12,100 [b]	122,573
Priority Healthcare, Cl. B	24,600 [a,b]	623,856
Regeneron Pharmaceuticals	32,500 [b]	272,675
RehabCare Group	13,500 [b]	360,855
ResMed	24,000 [b]	1,583,760

12

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Respironics	50,200 [b]	1,812,722
SFBC International	11,000 [b]	424,930
Savient Pharmaceuticals	43,700 [b]	192,717
Sierra Health Services	19,800 [a,b]	1,414,908
Sunrise Senior Living	14,000 [a,b]	755,720
Sybron Dental Specialties	29,600 [b]	1,113,552
Theragenics	19,300 [b]	62,146
United Surgical Partners International	21,300 [b]	1,109,304
Viasys Healthcare	22,500 [b]	508,275
Vital Signs	7,800	337,896
		40,137,080
Interest Sensitive—15.8%
Acadia Realty Trust	22,000	410,300
Amegy Bancorp	49,200	1,101,096
Anchor Bancorp Wisconsin	14,900	450,874
BankAtlantic Bancorp, Cl. A	41,600	788,320
BankUnited Financial, Cl. A	20,400	551,616
Boston Private Financial Holdings	20,500	516,600
Brookline Bancorp	44,000	715,440
CRT Properties	22,600	616,980
Capital Automotive	31,000	1,183,270
Cash America International	22,400	450,688
Centene	29,500 [b]	990,610
Central Pacific Financial	20,100	715,560
Chittenden	30,625	833,000
Colonial Properties Trust	29,300	1,289,200
Commercial Federal	25,300	852,104
Commercial Net Lease Realty	39,500	808,565
Community Bank System	21,500	524,385
Delphi Financial Group, Cl. A	21,700	958,055
Dime Community Bancshares	22,300	338,960
Downey Financial	17,900 [a]	1,310,280
EastGroup Properties	13,500	568,485
East West Bancorp	38,400	1,289,856
Entertainment Properties Trust	18,600	855,600
Essex Property Trust	17,200	1,428,632
Financial Federal	12,500	483,000

The Portfolio 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
First Bancorp	29,950	1,202,492
First Midwest Bancorp	30,400	1,069,168
First Republic Bank	19,500	688,935
FirstFed Financial	12,800 [b]	763,008
Flagstar Bancorp	30,300	573,579
Fremont General	52,800	1,284,624
Gables Residential Trust	20,800	899,184
Glenborough Realty Trust	25,700	529,163
Gold Banc	25,600	372,480
Hilb, Rogal & Hamilton	26,000	894,400
Hudson United Bancorp	30,800	1,111,880
Infinity Property & Casualty	15,200	530,176
Investment Technology Group	30,000 [b]	630,600
iPayment Holdings	8,100 [b]	295,812
Irwin Financial	13,700	304,003
Kilroy Realty	19,200	911,808
LandAmerica Financial Group	13,400	795,558
Lexington Corporate Properties Trust	36,800	894,608
MAF Bancorp	21,100	899,493
NCO Group	25,200 [b]	545,076
Nara Bancorp	17,900	262,772
New Century Financial	37,650	1,937,092
Parkway Properties	11,700	585,117
Philadelphia Consolidated Holdings	14,800 [b]	1,254,448
Piper Jaffray	13,500 [b]	410,805
Presidential Life	21,200	362,732
PrivateBancorp	15,800	559,004
ProAssurance	22,000 [a,b]	918,720
Provident Bankshares	21,800	695,638
RLI	16,800	749,280
Republic Bancorp	48,576	727,668
Rewards Network	10,200	55,080
SWS Group	12,100	207,878
Selective Insurance Group	20,300 [a]	1,005,865
Shurgard Storage Centers, Cl. A	30,800	1,415,568
South Financial Group	52,700	1,497,734

14

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Sovran Self Storage	11,200	509,152
Sterling Bancshares	32,800	510,368
Sterling Financial	17,520 [b]	655,248
Stewart Information Services	12,900	541,800
Susquehanna Bancshares	32,400	796,716
Trustco Bank	52,900	690,874
UCBH Holdings	65,700	1,066,968
UICI	31,600	940,732
Umpqua Holdings	31,300	736,802
United Bankshares	28,800 [a]	1,025,568
Whitney Holding	46,500	1,517,295
Wintrust Financial	17,000 [a]	889,950
World Acceptance	13,100 [b]	393,655
Zenith National Insurance	15,400	1,045,044
		59,193,096
Producer Goods & Services—21.6%
A. Schulman	20,900	373,901
A.M. Castle	9,000 [b]	139,140
A.O. Smith	18,900	504,819
AAR	20,800 [b]	326,768
AMCOL International	20,000	375,800
Acuity Brands	30,600	786,114
Aleris International	17,965 [b]	405,111
Apogee Enterprises	20,800	319,696
Applied Industrial Technologies	21,800	703,922
AptarGroup	26,000	1,320,800
Arch Chemicals	17,600	439,296
Arkansas Best	19,000	604,390
Armor Holdings	23,800 [b]	942,718
Astec Industries	12,900 [b]	299,151
Baldor Electric	22,100 [a]	537,472
Barnes Group	16,900	559,390
Belden CDT	32,500 [a]	689,000
Brady, Cl. A	33,500	1,038,500
Briggs & Stratton	36,800 [a]	1,274,016
Brush Engineered Materials	13,500 [b]	192,510

The Portfolio 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
Buckeye Technologies	19,500 [b]	155,415
Building Materials Holding	9,100	630,539
C&D Technologies	15,000	137,850
CLARCOR	38,100	1,114,425
CUNO	11,300 [b]	807,272
Caraustar Industries	18,300 [b]	192,150
Carpenter Technology	18,900	979,020
Century Aluminum	18,600 [b]	379,440
Champion Enterprises	50,700 [b]	503,958
Chesapeake	18,000	376,920
Cleveland-Cliffs	15,100 [a]	872,176
Commercial Metals	46,000	1,095,720
Cubic	13,400 [a]	237,716
Curtiss-Wright	16,000	863,200
DRS Technologies	18,700	958,936
Deltic Timber	9,300	353,679
EDO	12,100	361,911
EGL	30,200 [b]	613,664
ElkCorp	14,300	408,265
Emcor Group	10,400 [b]	508,560
Engineered Support Systems	30,937	1,108,473
Florida Rock Industries	28,200	2,068,470
Forward Air	25,200	712,404
Gardner Denver	17,800 [b]	624,424
GenCorp	33,800	650,988
Georgia Gulf	26,000	807,300
Griffon	21,200 [a,b]	470,640
H.B. Fuller	21,600	735,696
Heartland Express	45,800	889,894
Hughes Supply	47,600	1,337,560
IDEX	36,400	1,405,404
Insituform Technologies, Cl. A	15,100 [b]	242,053
Intermagnetics General	17,300 [b]	532,148
JLG Industries	35,200	967,296
Kaman, Cl. A	20,200	364,408
Kansas City Southern	56,500 [b]	1,140,170
Kaydon	19,000	529,150

16

Common Stocks (continued)	Shares	Value ($)

Producer Goods & Services (continued)
Kirby	18,200 [b]	820,820
Knight Transportation	33,050	804,106
Landstar System	44,000 [b]	1,325,280
Lawson Products	7,300	283,386
Lennox International	40,100	848,917
Lindsay Manufacturing	5,900	139,122
Lone Star Technologies	20,000 [b]	910,000
Lydall	10,200 [b]	87,924
M.D.C. Holdings	27,549	2,265,905
MacDermid	20,600	641,896
Manitowoc	20,000	820,400
Massey Energy	53,200	2,006,704
Maverick Tube	29,400 [b]	876,120
Meritage Homes	16,500 [b]	1,311,750
Milacron	6,256 [b]	11,824
Moog, Cl. A	28,750 [b]	905,337
Mueller Industries	30,000	813,000
Myers Industries	22,902	286,275
NVR	4,000 [b]	3,240,000
Neenah Paper	10,900	337,573
OM Group	18,700 [b]	461,703
Offshore Logistics	15,700 [b]	515,588
Old Dominion Freight Line	14,200 [b]	380,986
Omnova Solutions	15,000 [a,b]	69,900
Penford	5,200	83,200
PolyOne	64,100 [b]	424,342
Pope & Talbot	10,600	117,660
Quaker Chemical	5,900	102,955
Quanex	20,000	1,060,200
RTI International Metals	15,900 [b]	499,419
Regal Beloit	21,600	629,856
Reliance Steel & Aluminum	24,100	893,387
Robins & Myers	8,700	187,137
Rock-Tenn, Cl. A	25,600	323,840
Ryerson Tull	13,600 [a]	194,072
SEACOR Holdings	16,700 [a,b]	1,073,810
Schweitzer-Mauduit International	9,100	283,283

The Portfolio 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Good & Services (continued)
Simpson Manufacturing	29,500	901,225
Skyline	6,900	275,517
Spectrum Brands	29,100 [b]	960,300
Standard Pacific	25,200	2,216,340
Standex International	8,600	244,326
Steel Technologies	8,000	135,200
Stewart & Stevenson Services	20,800	471,328
SurModics	12,300 [b]	533,451
Technitrol	27,300	385,749
Teledyne Technologies	26,000 [b]	847,080
Texas Industries	16,300	916,549
Thomas Industries	10,600	423,576
Timken	66,400 [a]	1,533,840
Tredegar	26,000	405,600
Triumph Group	12,300 [b]	427,548
URS	30,500 [b]	1,139,175
United Stationers	24,500 [b]	1,202,950
Universal Forest Products	12,600	522,270
Valmont Industries	14,200	366,360
Watsco	19,800	843,480
Watts Water Technologies	19,400	649,706
Wausau-Mosinee Paper	36,400	436,072
Wellman	19,800	201,762
Wilson Greatbatch Technologies	13,300 [b]	317,870
Wolverine Tube	5,600	32,872
Woodward Governor	8,800	739,464
		81,137,095
Services—7.6%
ABM Industries	32,900	641,550
ADVO	22,250	708,663
Aaron Rents	32,300	803,947
Administaff	17,700	420,552
Altiris	18,400 [a,b]	270,112
Arbitron	23,600	1,012,440
Bowne & Co.	20,700	299,322
CACI International, Cl. A	20,800 [a,b]	1,313,728
CDI	11,300	247,696

18

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Central Parking	20,100	276,375
Cerner	23,600 [a,b]	1,604,092
Chemed	18,000	735,840
Ciber	38,200 [a,b]	304,836
Consolidated Graphics	10,000 [a,b]	407,700
Cross Country Healthcare	20,500 [a,b]	348,500
Daktronics	14,400	288,144
Digital Insight	25,600 [a,b]	612,352
eFunds	33,400 [b]	600,866
4Kids Entertainment	10,000 [b]	198,800
FactSet Research Systems	29,200	1,046,528
G & K Services, Cl. A	15,400	581,042
Global Payments	25,700	1,742,460
Heidrick & Struggles International	14,300 [b]	372,944
Intrado	13,100 [b]	195,976
John H. Harland	20,400	775,200
Labor Ready	37,500 [b]	874,125
MAXIMUS	15,600	550,524
MICROS Systems	28,300 [b]	1,266,425
MIVA	17,800 [b]	82,592
ManTech International, Cl. A	17,900 [b]	555,616
Mobile Mini	8,900 [b]	306,872
NDCHealth	20,800	373,776
PAREXEL International	19,100 [b]	379,135
PRG-Schultz International	25,500 [b]	71,910
Paxar	27,200 [b]	482,800
Pegasus Solutions	9,500 [b]	105,925
Pharmaceutical Product Development	38,200 [b]	1,790,052
Pre-Paid Legal Services	12,400 [a]	553,660
Shaw Group	52,300 [b]	1,124,973
Sourcecorp	11,700 [b]	231,894
Spherion	37,000 [b]	244,200
Standard Register	19,400	306,714
StarTek	9,100	149,422
Tetra Tech	36,200 [b]	489,786
Thomas Nelson	11,300	245,888
Vertrue	6,100 [a,b]	237,656

The Portfolio 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Viad	14,300	405,262
Volt Information Sciences	7,800 [b]	185,094
Waste Connections	33,850 [b]	1,262,266
Watson Wyatt & Company Holdings	23,700	607,431
		28,693,663
Technology—13.8%
ANSYS	24,200 [b]	859,342
ATMI	26,000 [a,b]	754,260
Actel	16,300 [b]	226,570
Adaptec	76,300 [b]	296,044
Advanced Energy Industries	17,000 [b]	133,620
Advanced Neuromodulation Systems	12,900 [a,b]	511,872
Aeroflex	51,500 [b]	432,600
Agilysys	26,300	412,910
Analogic	10,200	513,264
Anixter International	26,400 [b]	981,288
Applied Signal Technology	7,200	137,088
Artesyn Technologies	27,300 [b]	237,510
Audiovox, Cl. A	15,800 [b]	244,900
Avid Technology	25,200 [a,b]	1,342,656
Axcelis Technologies	77,000 [b]	528,220
BEI Technologies	8,500	226,780
Bel Fuse, Cl. B	11,400	348,384
Bell Microproducts	24,100 [b]	226,540
Benchmark Electronics	30,900 [b]	939,978
Black Box	14,200	502,680
Brooks Automation	30,789 [b]	457,217
Brooktrout	7,200 [b]	80,352
C-COR	31,300 [a,b]	214,405
CTS	26,100	320,769
Captaris	22,400 [b]	92,736
Carreker	19,300 [b]	105,764
Catapult Communications	10,800 [b]	184,248
Ceradyne	16,550 [b]	398,359
Checkpoint Systems	28,900 [b]	511,530
Cognex	31,000	811,890
Coherent	21,400 [b]	770,614

20

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Cohu	15,400	308,770
Coinstar	17,300 [b]	392,537
Cymer	27,000 [b]	711,450
DSP Group	20,400 [b]	486,948
Dendrite International	30,700 [b]	423,660
Digi International	17,500 [b]	207,550
Dionex	16,000 [b]	697,760
Ditech Communications	23,300 [b]	151,217
EPIQ Systems	13,400 [a,b]	219,224
ESS Technology	24,500 [b]	103,145
Electro Scientific Industries	20,700 [b]	370,116
Esterline Technologies	19,000 [b]	761,520
Exar	28,700 [b]	427,343
FEI	19,100 [b]	435,671
FLIR Systems	48,500 [b]	1,447,240
FileNet	29,800 [b]	749,172
Gerber Scientific	23,100 [b]	160,776
Global Imaging Systems	17,800 [b]	567,108
Harmonic	41,200 [b]	198,996
Helix Technology	17,400	231,072
Hutchinson Technology	17,200 [a,b]	662,372
Hyperion Solutions	28,700 [b]	1,154,888
Imagistics International	11,900 [b]	333,200
Input/Output	44,400 [a,b]	278,832
Inter-Tel	20,400	379,644
Internet Security Systems	30,900 [b]	626,961
Itron	15,600 [b]	697,008
JDA Software Group	18,200 [b]	207,116
j2 Global Communications	17,300 [a,b]	595,812
Keithley Instruments	12,800	197,248
Kopin	35,200 [b]	179,520
Kronos	23,400 [b]	945,126
Kulicke & Soffa Industries	37,000 [b]	292,670
Littelfuse	16,200 [b]	451,170
MRO Software	19,600 [b]	286,356
MTS Systems	16,200	543,996
Manhattan Associates	21,800 [b]	418,778

The Portfolio 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
MapInfo	15,200 [b]	159,752
Meade Instruments	18,200 [b]	50,778
Mercury Computer Systems	15,400 [b]	421,498
Methode Electronics, Cl. A	28,300	335,921
Microsemi	41,300 [b]	776,440
NETGEAR	16,700 [b]	310,620
NYFIX	19,200 [b]	113,472
Napster	30,300 [a,b]	127,260
Network Equipment Technologies	11,200 [b]	57,792
PC-Tel	10,000 [b]	78,300
Park Electrochemical	15,800	398,160
Pericom Semiconductor	14,100 [b]	114,774
Phoenix Technologies	16,500 [b]	128,370
Photon Dynamics	7,700 [b]	158,697
Photronics	31,700 [b]	739,878
Pinnacle Systems	39,200 [b]	215,600
Planar Systems	11,900 [a,b]	87,465
Power Integrations	20,800 [b]	448,656
Progress Software	27,100 [b]	817,065
Radiant Systems	16,000 [b]	182,400
RadiSys	13,900 [b]	224,485
Rogers	11,000 [b]	446,050
Roper Industries	30,100	2,148,237
Rudolph Technologies	8,500 [b]	121,805
SBS Technologies	11,000 [b]	102,080
SPSS	12,200 [b]	234,362
SS&C Technologies	12,200	386,496
ScanSource	9,000 [b]	386,460
Serena Software	25,400 [a,b]	490,220
Skyworks Solutions	105,900 [b]	780,483
Sonic Solutions	15,700 [a,b]	292,020
Standard Microsystems	18,500 [b]	432,530
Supertex	12,800 [b]	226,048
Symmetricom	33,200 [b]	344,284
Synaptics	17,700 [b]	378,072
TALX	15,000	433,650
THQ	28,200 [a,b]	825,414

22

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Take-Two Interactive Software	49,700 [a,b]	1,264,865
Tollgrade Communications	7,000 [b]	52,500
Trimble Navigation	37,200 [b]	1,449,684
Ultratech	11,400 [b]	208,620
Varian Semiconductor Equipment Associates	28,600 [b]	1,058,200
Veeco Instruments	17,200 [a,b]	280,016
Verity	27,000 [b]	236,790
ViaSat	15,900 [b]	323,247
Vicor	20,200	274,720
WebEx Communications	27,800 [b]	734,198
Websense	17,400 [b]	836,070
X-Rite	16,800	193,368
Zix	10,400 [a,b]	32,552
		52,026,786
Utilities—1.4%
Avista	35,100	652,509
CH Energy Group	12,200	593,286
Central Vermont Public Service	10,100	186,850
Cleco	34,100	735,537
Commonwealth Telephone Enterprises	15,200	637,032
El Paso Electric	34,200 [b]	699,390
General Communication, Cl. A	34,500 [b]	340,515
Green Mountain Power	3,200	95,488
UIL Holdings	10,500	565,005
UniSource Energy	24,600	756,450
		5,262,062
Total Common Stocks
(cost $290,006,881)		374,758,938

	Principal
Short-Term Investments—.3%	Amount ($)	Value ($)

Repurchase Agreement—.2%
Greenwich Capital Markets, Tri-Party Repurchase
Agreement, 2.9%, dated 6/30/2005, due 7/1/2005
in the amount of $ 800,064 (fully collateralized by
$750,000 of Federal Home Loan Mortgage Corp.,
5.875%, 3/21/2011
value $819,072)	800,000	800,000

The Portfolio 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Investments (continued)	Amount ($)	Value ($)

U.S. Treasury Bills—.1%
2.89%, 8/25/2005	100,000 [c]	99,555
2.95%, 9/22/2005	100,000 [c]	99,308
		198,863
Total Short-Term Investments
(cost $998,880)		998,863

Investment of Cash Collateral
for Securities Loaned—7.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $29,363,705)	29,363,705 [d]	29,363,705

Total Investments (cost $320,369,466)	107.8%	405,121,506
Liabilities, Less Cash and Receivables	(7.8%)	(29,287,804)
Net Assets	100.0%	375,833,702

[a] All or a portion of these securities are on loan. At June 30, 2005, the total market value of the portfolio’s securities on loan is $29,498,387 and the total market value of the collateral held by the fund is $30,631,305, consisting of cash collateral of $29,363,705 and U.S. Government securities valued at $1,267,600.
[b] Non-income producing.
[c] Partially held by the broker in a segregated account as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Producer Goods & Services	21.6	Short-Term/
Consumer Cyclical	17.2	Money Market Investments	8.1
Interest Sensitive	15.8	Services	7.6
Technology	13.8	Other	3.8
Health Care	10.7	Futures Contracts	.0
Energy	9.2		107.8

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

June 30, 2005 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 6/30/2005 ($)

Financial Futures Long
Russell 2000 E-mini	9	578,790	September 2005	2,385

See notes to financial statements.

The Portfolio 25

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $29,498,387)—Note 1(b):
Unaffiliated issuers	291,005,761	375,757,801
Affiliated issuers	29,363,705	29,363,705
Cash		876,307
Dividends and interest receivable		278,231
Receivable for shares of Beneficial Interest subscribed		39,125
		406,315,169

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		182,348
Liability for securities on loan—Note 1(b)		29,363,705
Payable for investment securities purchased		776,576
Payable for shares of Beneficial Interest redeemed		155,889
Payable for futures variation margin—Note 4		2,949
		30,481,467

Net Assets ($)		375,833,702

Composition of Net Assets ($):
Paid-in capital		298,909,466
Accumulated undistributed investment income—net		1,126,563
Accumulated net realized gain (loss) on investments		(8,956,752)
Accumulated net unrealized appreciation (depreciation)
on investments (including $2,385 net unrealized
appreciation on financial futures)		84,754,425

Net Assets ($)		375,833,702

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		23,783,800
Net Asset Value, offering and redemption price per share ($)		15.80

See notes to financial statements.
26

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $795 foreign taxes withheld at source)	1,914,748
Income from securities lending	95,556
Interest	24,403
Total Income	2,034,707
Expenses:
Investment advisory fee—Note 3(a)	601,151
Distribution fees—Note 3(b)	429,394
Interest expense—Note 2	7,085
Loan commitment fees—Note 2	976
Total Expenses	1,038,606
Investment Income—Net	996,101

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(704,796)
Net realized gain (loss) on financial futures	28,408
Net Realized Gain (Loss)	(676,388)
Net unrealized appreciation (depreciation) on investments
[including ($13,165) net unrealized (depreciation) on financial futures]	4,564,023
Net Realized and Unrealized Gain (Loss) on Investments	3,887,635
Net Increase in Net Assets Resulting from Operations	4,883,736

See notes to financial statements.

The Portfolio 27

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	996,101	1,361,938
Net realized gain (loss) on investments	(676,388)	5,234,570
Net unrealized appreciation
(depreciation) on investments	4,564,023	45,925,100
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,883,736	52,521,608

Dividends to Shareholders from ($):
Investment income—net	—	(1,249,271)
Net realized gain on investments	(997,515)	(7,019,384)
Total Dividends	(997,515)	(8,268,655)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	71,928,998	201,151,124
Dividends reinvested	997,515	8,268,655
Cost of shares redeemed	(56,154,354)	(77,951,241)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	16,772,159	131,468,538
Total Increase (Decrease) in Net Assets	20,658,380	175,721,491

Net Assets ($):
Beginning of Period	355,175,322	179,453,831
End of Period	375,833,702	355,175,322
Undistributed investment income—net	1,126,563	130,462

Capital Share Transactions (Shares):
Shares sold	4,688,858	14,321,753
Shares issued for dividends reinvested	65,540	536,938
Shares redeemed	(3,751,979)	(5,767,620)
Net Increase (Decrease) in Shares Outstanding	1,002,419	9,091,071

See notes to financial statements.
28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2005	Year Ended December 31,

	(Unaudited)	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	15.59	13.11	9.58	12.50
Investment Operations:
Investment income—net [b]	.04	.08	.04	.03
Net realized and unrealized
gain (loss) on investments	.21	2.79	3.58	(2.94)
Total from Investment Operations	.25	2.87	3.62	(2.91)
Distributions:
Dividends from investment income—net	—	(.06)	(.02)	(.01)
Dividends from net realized
gain on investments	(.04)	(.33)	(.07)	—
Total Distributions	(.04)	(.39)	(.09)	(.01)
Net asset value, end of period	15.80	15.59	13.11	9.58

Total Return (%)	1.64[c]	21.89	37.78	(23.25)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[c]	.60	.60	.40[c]
Ratio of net investment income
to average net assets	.29[c]	.57	.33	.27[c]
Portfolio Turnover Rate	13.36[c]	25.06	32.49	117.52[c]

Net Assets, end of period ($ x 1,000)	375,834	355,175	179,454	42,094

[a]	From May 1, 2002 (commencement of operations) to December 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering nine series, including the Small Cap Stock Index Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to match the performance of the Standard & Poor’s SmallCap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.

30

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully col-

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

lateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

32

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $4,419,498 and long-term capital gains $3,849,157.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the ‘Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended June 30, 2005 was approximately $492,800, with a related weighted average annualized interest rate of 2.90% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (‘Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .35 of 1% of the value of the portfolio’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the portfolio except management fees, Rule 12b-1 distribution Plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the portfolio’s allocated portion of

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the accrued fees and expenses of non-interested board members and fees and expenses of independent counsel to the portfolio.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the portfolio’s average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, the portfolio was charged $429,394 pursuant to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $106,370 and Rule 12b-1 distribution plan fees $75,978.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2005, amounted to $63,402,854 and $46,462,050, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are

34

closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2005, are set forth in the Statement of Financial Futures.

At June 30, 2005, accumulated net unrealized appreciation on investments was $84,752,040, consisting of $92,938,804 gross unrealized appreciation and $8,186,764 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

36

For More Information

Dreyfus Investment Portfolios,	Transfer Agent &
Small Cap Stock Index Portfolio	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Investment Adviser	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E P O R T F O L I O

2	Letter from the Chairman
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios,

Technology Growth Portfolio

The Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios,Technology Growth Portfolio, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Mark Herskovitz.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to headwinds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmarks?

For the six-month period ended June 30, 2005, the portfolio’s Initial shares produced a total return of –6.19%, and its Service shares produced a total return of –6.26% .1 The portfolio’s benchmarks, the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of –6.73% and –0.81%, respectively, over the same period.2,3

Stock prices fell slightly during the reporting period as rising interest rates and surging energy prices threatened to erode economic activity and corporate profits.Technology stocks, which tend to be relatively sensitive to economic trends, fared worse than the overall market.The portfolio produced higher returns than the MS High Tech 35 Index, primarily due to its participation in many of the technology sectors better-performing stocks and its lack of exposure to some of the sector’s laggards.

What is the portfolio’s investment approach?

The portfolio seeks capital appreciation by investing at least 80% of its assets in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation.These investments may include companies in the computer, internet, semiconductor, electronics, communications, health care, biotechnology, medical services, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sec-tors.The more attractive sectors are overweighted. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments and are characterized by rapid earnings or revenue growth and dominant market shares. We conduct extensive fundamental research

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

to understand these companies’ competitive advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to identify the stocks of what we believe are leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe will lead their industry segments over the long term. We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings growth rates, some of the portfolio’s investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings (“IPOs”) and the aftermarket.

What other factors influenced the portfolio’s performance?

Despite relatively strong economic and business conditions over the first six months of 2005, technology stocks generally failed to advance as investors grew concerned that higher interest rates and surging energy prices might dampen consumer and business spending,potentially eroding sales and profits. Nonetheless, a number of individual technology companies produced attractive returns, and the portfolio was able to participate in their gains through its research-intensive stock selection process.

For example, although it is considered a telecommunications equipment producer, shares of Corning rose sharply as investors recognized its leading position as a supplier of glass used in flat-panel televisions, a fast-growing market. Similarly, Cognizant Technology Solutions achieved strong results in a tepid market as it benefited from the trend toward offshore outsourcing of many business activities by major U.S. corporations.The portfolio also received strong results from biotech-nology holding Genentech, which has made progress toward FDA approval of a new cancer drug.

In addition, the portfolio successfully avoided the full brunt of weakness experienced by a handful of poor performers that are part of the MS High Tech 35 Index. For example, International Business Machines fell sharply after reporting disappointing earnings for the first quarter, and the portfolio’s relative performance benefited from its lack of investment in the company.

4

On the other hand, some holdings detracted from the portfolio’s returns. Among them was online security software developer Check Point Software Technologies, which faced intensifying competitive pressures. Shares of microchip maker Xilinx lost value when the company provided disappointing earnings guidance. Moreover, the portfolio did not own a few of the technology sector’s better-performing names, including Google,Texas Instruments and Hewlett-Packard.

What is the portfolio’s current strategy?

We recently have been encouraged by signs of improving business fundamentals in some parts of the technology sector.We have seen favorable trends in the consumer electronics area, where flat-panel displays and digital televisions are becoming increasingly popular. In the telecommunications equipment area, new wireless handsets with MP3 audio capabilities appear promising. And technology-oriented health care companies continue to introduce new drugs and medical devices. We believe that investors with long-term perspectives and the ability to tolerate the greater volatility associated with investments in the technology sector may reap the rewards of these and other trends.

July 15, 2005
The portfolio’s share price is likely to be more volatile than that of other portfolios that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. An investment in the portfolio should be considered only as a supplement to a complete investment program.
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios,Technology Growth
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios,Technology Growth Portfolio from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.89	$ 5.09
Ending value (after expenses)	$938.10	$937.40

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.06	$ 5.31
Ending value (after expenses)	$1,020.78	$1,019.54

† Expenses are equal to the portfolio’s annualized expense ratio of .81% for Initial shares and 1.06% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—91.4%	Shares	Value ($)

Computer Services—10.6%
Accenture	128,400 [a]	2,910,828
Automatic Data Processing	65,000	2,728,050
CheckFree	51,500 [a]	1,754,090
Cognizant Technology Solutions	73,500 [a]	3,464,055
Infosys Technologies, ADR	20,200	1,564,894
		12,421,917
Data Storage—6.2%
EMC	205,500 [a]	2,817,405
Network Appliance	159,000 [a]	4,494,930
		7,312,335
Hardware—3.2%
Dell	96,200 [a]	3,800,862
Health Care—10.0%
Amgen	47,800 [a]	2,889,988
Genentech	41,000 [a]	3,291,480
Teva Pharmaceutical Industries, ADR	93,000	2,896,020
Zimmer Holdings	36,000 [a]	2,742,120
		11,819,608
Internet—8.8%
Apollo Group, Cl. A	32,000 [a]	2,503,040
eBay	52,500 [a]	1,733,025
VeriSign	84,000 [a]	2,415,840
Yahoo!	107,000 [a]	3,707,550
		10,359,455
Networking—5.5%
Cisco Systems	192,000 [a]	3,669,120
Juniper Networks	111,500 [a]	2,807,570
		6,476,690
Semiconductors—16.8%
Broadcom, Cl. A	15,800 [a]	561,058
Intel	90,000	2,345,400
Linear Technology	81,000	2,971,890
Marvell Technology Group	77,500 [a]	2,948,100

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Semiconductors (continued)
Microchip Technology	40,800	1,208,496
QUALCOMM	70,000	2,310,700
Taiwan Semiconductor Manufacturing	2,672,210	4,648,422
Xilinx	108,500	2,766,750
		19,760,816
Software—18.8%
Adobe Systems	126,000	3,606,120
Check Point Software Technologies	107,800 [a]	2,134,440
Cognos	61,000 [a]	2,082,540
Electronic Arts	46,000 [a]	2,604,060
Mercury Interactive	51,300 [a]	1,967,868
Microsoft	165,400	4,108,536
Oracle	155,000 [a]	2,046,000
SAP, ADR	81,700	3,537,610
		22,087,174
Telecommunication Equipment—11.5%
Amdocs	129,000 [a]	3,409,470
Comverse Technology	127,000 [a]	3,003,550
Corning	255,000 [a]	4,238,100
Motorola	160,000	2,921,600
		13,572,720
Total Common Stocks
(cost $89,464,783)		107,611,577

8

Other Invesment—8.7%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $10,188,718)		10,188,718 [b]	10,188,718

Total Investments (cost $99,653,501)		100.1%	117,800,295

Liabilities, Less Cash and Receivables		(.1%)	(132,287)

Net Assets		100.0%	117,668,008

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	Investment in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Software	18.8	Money Market Investments	8.7
Semiconductors	16.8	Data Storage	6.2
Telecommunication Equipment	11.5	Networking	5.5
Computer Services	10.6	Hardware	3.2
Health Care	10.0
Internet	8.8		100.1

† Based on net assets.
See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	89,464,783	107,611,577
Affiliated issuers	10,188,718	10,188,718
Cash		104,746
Cash denominated in foreign currencies	8,706	8,811
Dividends and interest receivables		160,748
Receivable for shares of Beneficial Interest subscribed		580
Prepaid expenses		2,560
		118,077,740

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		91,887
Payable for investment securities purchased		280,240
Payable for shares of Beneficial Interest redeemed		5,208
Accrued expenses		32,397
		409,732

Net Assets ($)		117,668,008

Composition of Net Assets ($):
Paid-in capital		233,559,196
Accumulated investment (loss)—net		(128,296)
Accumulated net realized gain (loss) on investments		(133,908,561)
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions		18,145,669

Net Assets ($)		117,668,008

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	77,661,903	40,006,105
Shares Outstanding	9,495,724	4,954,143

Net Asset Value Per Share ($)	8.18	8.08

See notes to financial statements.
10

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $37,809 foreign taxes withheld at source):
Unaffiliated issuers	311,471
Affiliated issuers	79,353
Income from securities lending	1,871
Total Income	392,695
Expenses:
Investment advisory fee—Note 3(a)	442,854
Distribution fees—Note 3(b)	45,343
Custodian fees—Note 3(b)	14,561
Professional fees	11,926
Trustees’ fees and expenses—Note 3(c)	1,734
Shareholder servicing costs—Note 3(b)	904
Registration fees	448
Miscellaneous	3,221
Total Expenses	520,991
Investment (Loss)—Net	(128,296)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	(1,646,369)
Net realized gain (loss) on forward
currency exchange contracts	393
Net Realized Gain (Loss)	(1,645,976)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(6,363,086)
Net Realized and Unrealized Gain (Loss) on Investments	(8,009,062)
Net (Decrease) in Net Assets Resulting from Operations	(8,137,358)

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment (loss)—net	(128,296)	(156,401)
Net realized gain (loss) on investments	(1,645,976)	(2,551,482)
Net unrealized appreciation
(depreciation) on investments	(6,363,086)	2,727,790
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,137,358)	19,907

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial shares	2,005,907	14,566,252
Service shares	8,644,639	22,254,061
Cost of shares redeemed:
Initial shares	(12,860,416)	(22,008,917)
Service shares	(2,429,326)	(4,181,087)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,639,196)	10,630,309
Total Increase (Decrease) in Net Assets	(12,776,554)	10,650,216

Net Assets ($):
Beginning of Period	130,444,562	119,794,346
End of Period	117,668,008	130,444,562

Capital Share Transactions (Shares):
Initial Shares
Shares sold	243,838	1,684,279
Shares redeemed	(1,579,415)	(2,654,202)
Net Increase (Decrease) in Shares Outstanding	(1,335,577)	(969,923)

Service Shares
Shares sold	1,070,513	2,672,046
Shares redeemed	(300,260)	(505,263)
Net Increase (Decrease) in Shares Outstanding	770,253	2,166,783

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

Initial Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	8.72	8.68	5.75	9.49	14.19	19.45
Investment Operations:
Investment (loss)—net [a]	(.01)	(.01)	(.03)	(.04)	(.02)	(.06)
Net realized and unrealized
gain (loss) on investments	(.53)	.05	2.96	(3.70)	(4.68)	(5.18)
Total from Investment Operations	(.54)	.04	2.93	(3.74)	(4.70)	(5.24)
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	—	(.02)
Net asset value, end of period	8.18	8.72	8.68	5.75	9.49	14.19

Total Return (%)	(6.19)[b]	.46	50.96	(39.41)	(33.12)	(26.98)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40[b]	.85	.88	.89	.87	.84
Ratio of net expenses
to average net assets	.40[b]	.85	.88	.89	.87	.84
Ratio of net investment (loss)
to average net assets	(.07)[b]	(.10)	(.42)	(.53)	(.15)	(.30)
Portfolio Turnover Rate	14.54[b]	62.50	38.22	91.47	86.25	121.88

Net Assets, end of period
($ x 1,000)	77,662	94,397	102,441	52,786	94,992	139,547

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	June 30, 2005		Year Ended December 31,

Service Shares	(Unaudited)	2004	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	8.62	8.60	5.71	9.45	14.19	14.19
Investment Operations:
Investment (loss)—net	(.01)[b]	(.02)[b]	(.05)[b]	(.05)[b]	(.05)[b]	—
Net realized and unrealized
gain (loss) on investments	(.53)	.04	2.94	(3.69)	(4.69)	—
Total from Investment Operations	(.54)	.02	2.89	(3.74)	(4.74)	—
Net asset value, end of period	8.08	8.62	8.60	5.71	9.45	14.19

Total Return (%)	(6.26)[c]	.23	50.61	(39.58)	(33.40)	—

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52[c]	1.10	1.13	1.12	1.20	—
Ratio of net expenses
to average net assets	.52[c]	1.10	1.13	1.12	1.20	—
Ratio of net investment (loss)
to average net assets	(.18)[c]	(.24)	(.70)	(.77)	(.60)	—
Portfolio Turnover Rate	14.54[c]	62.50	38.22	91.47	86.25	121.88

Net Assets, end of period
($ x 1,000)	40,006	36,047	17,353	5,787	8,151	1

[a]	The portfolio commenced offering Service shares on December 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering nine series,including the Technology Growth Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio’s investment objective is to provide capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

16

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds man-

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

aged by the Manager. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $130,934,348 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, $10,860,287 of the carryover expires in fiscal 2008, $68,467,967 expires in fiscal 2009, $40,345,577 expires in fiscal 2010, $7,722,694 expires in fiscal 2011 and $3,537,823 expires in fiscal 2012.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

18

Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the portfolio did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2005, Service shares were charged $45,343 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $145 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $14,561 pursuant to the custody agreement.

During the period ended June 30, 2005, the portfolio was charged $1,998 for services performed by the Chief Compliance Officer.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $74,159, Rule 12b-1 distribution plan fees $8,285, custodian fees $7,402, chief compliance officer fees $1,998 and transfer agency per account fees $43.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2005, amounted to $16,632,868 and $29,149,457, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases

20

between those dates.The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2005, there were no forward currency exchange contracts outstanding.

At June 30, 2005, accumulated net unrealized appreciation on investments was $18,146,794, consisting of $21,141,719 gross unrealized appreciation and $2,994,925 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in the whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

22

NOTES

For More Information

Dreyfus Investment Portfolios,	Transfer Agent &
Technology Growth Portfolio	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Investment Adviser	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E.Canter ________________________
Stephen E. Canter
Chief Executive Officer

Date:	August 10, 2005

By:	__/s/James Windels ________________________
James Windels
Chief Financial Officer

Date:	August 10, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)